UNITED ASSET STRATEGY FUND, INC., Class A Shares
                  UNITED CASH MANAGEMENT, INC., Class A Shares
              UNITED CONTINENTAL INCOME FUND, INC., Class A Shares
                       UNITED FUNDS, INC., Class A Shares
              UNITED GOLD & GOVERNMENT FUND, INC., Class A Shares
            UNITED GOVERNMENT SECURITIES FUND, INC., Class A Shares
                 UNITED HIGH INCOME FUND, INC., Class A Shares
                UNITED HIGH INCOME FUND II, INC., Class A Shares
             UNITED INTERNATIONAL GROWTH FUND, INC., Class A Shares
                UNITED MUNICIPAL BOND FUND, INC., Class A Shares
            UNITED MUNICIPAL HIGH INCOME FUND, INC., Class A Shares
                 UNITED NEW CONCEPTS FUND, INC., Class A Shares
                 UNITED RETIREMENT SHARES, INC., Class A Shares
                   UNITED VANGUARD FUND, INC., Class A Shares

                6300 Lamar Avenue . Overland Park, Kansas 66202


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 July 24, 1997

To Shareholders:

     Notice is hereby given that a Special Meeting of the shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 6300 Lamar Avenue, Overland Park, Kansas 66202, on the 24th day of July, 1997, at 2:00 p.m., local time, or any adjournment(s) thereof, for the following purposes:

     1.   For each Fund:  To elect the Board of Directors;

     2. For each Fund: To ratify the selection of Deloitte & Touche LLP as independent accountants for its current fiscal year;

     3. For each Fund: To approve or disapprove changes to certain of its fundamental investment policies and restrictions;

     4. For United Asset Strategy Fund, Inc. only: To approve or disapprove a change in its goal;

     5. For United Funds, Inc. - United Income Fund only: To approve or disapprove a change in its goal by adding a secondary goal;

     6. For United Cash Management, Inc. only: To approve or disapprove a change in its fundamental policy regarding portfolio maturity;

     7. For each Fund (other than United Cash Management, Inc.): To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940;

     8. To transact such other business as may properly come before the Special Meetings or any adjournment(s) thereof.

     The Board of Directors of each Fund has fixed the close of business on May 7, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meetings. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on May 7, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card(s) in the enclosed postage paid envelope. If you do not sign and return your proxy card(s), the Funds may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

     Retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for the above-named Funds in the United Group of Mutual Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund on the proxy card provided with respect to that Fund. Please sign, date and return any and all proxy cards that are mailed to you.

May 22, 1997                       By Order of the Boards of Directors

                                   Sharon K. Pappas, Secretary

                UNITED ASSET STRATEGY FUND, INC., Class A Shares
                  UNITED CASH MANAGEMENT, INC., Class A Shares
              UNITED CONTINENTAL INCOME FUND, INC., Class A Shares
                       UNITED FUNDS, INC., Class A Shares
              UNITED GOLD & GOVERNMENT FUND, INC., Class A Shares
            UNITED GOVERNMENT SECURITIES FUND, INC., Class A Shares
                 UNITED HIGH INCOME FUND, INC., Class A Shares
                UNITED HIGH INCOME FUND II, INC., Class A Shares
             UNITED INTERNATIONAL GROWTH FUND, INC., Class A Shares
                UNITED MUNICIPAL BOND FUND, INC., Class A Shares
            UNITED MUNICIPAL HIGH INCOME FUND, INC., Class A Shares
                 UNITED NEW CONCEPTS FUND, INC., Class A Shares
                 UNITED RETIREMENT SHARES, INC., Class A Shares
                   UNITED VANGUARD FUND, INC., Class A Shares

                6300 Lamar Avenue . Overland Park, Kansas 66202

                                PROXY STATEMENT

                                  INTRODUCTION

     This document is a joint proxy statement with respect to each of the above-listed investment companies (the "Companies") in connection with the solicitation of proxies by the Board of Directors of each Company to be used at the Companies' joint Special Meeting of shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on July 24, 1997, 2:00 p.m. local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, for the purposes set forth in the attached Notice of the Meeting. This Proxy Statement is being first mailed to shareholders on or about May 22, 1997.

     United Funds, Inc. is composed of four separate series, each of which is referred to herein as a "Fund." When the context makes it appropriate, the Companies listed above are referred to in this Proxy Statement collectively as the "Funds" and, individually, as a "Fund." The name of each Fund is set forth below, along with the proposals to be voted on by the shareholders of that Fund. The names of Funds that are series of a Company are indented under the name of the relevant Company.

                                         Name of Fund           Proposals
                                         Used in This         Applicable to
          Fund Name                     Proxy Statement      Company or Fund

United Asset Strategy Fund, Inc.          Asset Strategy        1,2,3,4,7
United Cash Management, Inc.              Cash Management       1,2,3,6
United Continental Income Fund, Inc.      Continental Income    1,2,3,7
United Funds, Inc.
   Income Fund                            Income Fund           1,2,3,5,7
   Bond Fund                              Bond Fund             1,2,3,7
   Accumulative Fund                      Accumulative Fund     1,2,3,7
   Science and Technology Fund            Science and Technology1,2,3,7
United Gold & Government Fund, Inc.       Gold & Government     1,2,3,7
United Government Securities Fund, Inc.   Government Securities 1,2,3,7
United High Income Fund, Inc.             High Income           1,2,3,7
United High Income Fund II, Inc.          High Income II        1,2,3,7
United International Growth Fund, Inc.    International Growth  1,2,3,7
United Municipal Bond Fund, Inc.          Municipal Bond        1,2,3,7
United Municipal High Income Fund, Inc.   Municipal High Income 1,2,3,7
United New Concepts Fund, Inc.            New Concepts          1,2,3,7
United Retirement Shares, Inc.            Retirement Shares     1,2,3,7
United Vanguard Fund, Inc.                Vanguard              1,2,3,7

     For each Fund, other than those named in the next sentence, a majority of the shares outstanding on the record date, May 7, 1997 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. For New Concepts, Gold & Government, Government Securities, High Income II, Municipal High Income and Asset Strategy, one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares on a Proposal applicable to that Fund by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy and give no voting instructions with respect to a Proposal on which you are entitled to vote, your shares will be voted for the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

     Each full share of a Fund that is issued and outstanding on the record date, whether Class A or Class Y (Class B for Cash Management), is entitled to one vote, and each fractional share issued and outstanding on the record date is entitled to a proportionate share of one vote. The Class A and Class Y (Class B for Cash Management) shareholders of each Fund vote together with respect to each Proposal that affects their Fund, except that all Class A and Class Y shareholders of all the Funds constituting United Funds, Inc., vote together with respect to the election of Directors (Proposal 1) and the ratification of independent accountants (Proposal 2). With respect to Proposal 7, only the Class A shareholders of each Fund, other than Cash Management, are entitled to vote.

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

     Information as to the number of outstanding shares of each Fund, and class thereof, as of the Record Date, is set forth in Exhibit A. A listing of the owners of more than 5% of the shares of any Fund as of April 30, 1997, is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Directors of each Fund, as a group, owned less than 1% of the outstanding shares of each Fund as of April 30, 1997.

     Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing to Waddell & Reed, Inc. at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217 or calling (800) 366-5465.

        THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE PROPOSALS AND
               RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THEM.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Relevant Companies:  All Companies.

     Discussion. The persons set forth below have been nominated for election as Directors of each Company, and each has consented to his or her nomination and agreed to serve if elected. Each nominee (except James M. Concannon and John A. Dillingham) is currently a Director of each Company. Each current Director serves pursuant to election by shareholders except Linda Graves and Eleanor B. Schwartz, each of whom was elected by the other Directors effective July 12, 1995, and William L. Rogers and Frank J. Ross, Jr., each of whom was elected by the other Directors effective October 16, 1996. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     The names of each Company's Directors, nominees and executive officers, their respective offices, and principal occupations during the last five years are set forth below.

Directors and Nominees of the Companies

     As of the date of this Proxy Statement, six of each Company's Directors were "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Waddell & Reed Investment Management Company, the investment manager of each Fund ("WRIMCO"), and Waddell & Reed, Inc., each Fund's principal underwriter ("W&R"). The Directors who are "interested persons" are indicated as such by an asterisk. Messrs. Morgan, Richey and Tucker are interested persons because they are present or former officers, directors and/or shareholders of WRIMCO and/or certain of its affiliates. Ms. Graves and Mr. Hayes are interested persons because of their ownership of shares of Torchmark Corporation, which indirectly controls WRIMCO and W&R, and because Ms. Graves is a member of Mr. Richey's immediate family. Mr. Ross is an interested person because he is a partner in a law firm which has acted as legal counsel for W&R. Each of the Company's Directors is also a Director of each of the funds in the Fund Complex, and each of the Company's officers listed below is also an officer of each of the funds in the Fund Complex. The term "Fund Complex" includes each of the Funds, TMK/United Funds, Inc. with its eleven portfolios, and Waddell & Reed Funds, Inc., with its six funds, each of which is managed by WRIMCO. Waddell & Reed Services Company, an affiliate of W&R and WRIMCO, is the shareholder servicing agent and accounting services agent for each Fund. Its address is the same as that for W&R. A table indicating each Director's and nominee's ownership of Fund shares is attached hereto as Exhibit C.

     RONALD K. RICHEY* (age 70) -- Director of each Company since May 1, 1993 or its inception, whichever is later; Chairman of the Board of Directors of each Company; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of W&R. Father of Linda Graves, Director of each of the Companies in the Fund Complex.

     KEITH A. TUCKER* (age 52) -- Director of each Company since July 17, 1991 or its inception, whichever is later. President of each Company; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, W&R, Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., each an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

     HENRY L. BELLMON (age 75) -- Director of each Company since February 1, 1991 or its inception, whichever is later. Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma.

     DODDS I. BUCHANAN (age 66) -- Director of each Company since December 7, 1971 or its inception, whichever is later. Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado.

     JAMES M. CONCANNON (age 49) -- Dean and Professor of Law, Washburn University School of Law.

     JOHN A. DILLINGHAM (age 58) -- Director and consultant, McDougal Construction Company; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor.

     LINDA GRAVES* (age 43) -- Director of each Company since July 12, 1995. First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of each of the Companies in the Fund Complex.

     JOHN F. HAYES* (age 77) -- Director of each Company since June 28, 1988 or its inception, whichever is later. Director, Central Bank and Trust; Director, Central Kansas Bankshares; Director, Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

     GLENDON E. JOHNSON (age 73) -- Director of each Company since June 2, 1971 or its inception, whichever is later. Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

     WILLIAM T. MORGAN* (age 69) -- Director of each Company since February 13, 1985 or its inception, whichever is later. Retired; formerly, Chairman of the Board of Directors and President of each Company (Mr. Morgan retired as Chairman of the Board of Directors and President of each Company on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

     WILLIAM L. ROGERS (age 50) -- Director of each Company since October 16, 1996. Principal, Colony Capital, Inc., a real estate-related investment company; formerly, partner in Trivest, a private investment concern.

     FRANK J. ROSS, JR.* (age 44) -- Director of each Company since October 16, 1996. Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

     ELEANOR B. SCHWARTZ (age 60) -- Director of each Company since July 12, 1995. Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City.

     FREDERICK VOGEL III (age 61) -- Director of each Company since June 2, 1971 or its inception, whichever is later. Retired.

     PAUL S. WISE (age 76) -- Director of each Company since January 12, 1987 or its inception, whichever is later. Director of Potash Corporation of Saskatchewan, a fertilizer company.

     Based on the recommendation of each Company's Nominating Committee, at the meeting of the Board of Directors on April 23, 1997, the Directors of each Company, including the Directors who are not "interested persons" of the Company, as defined in the 1940 Act ("Independent Directors"), unanimously approved the nomination of the foregoing persons to serve or continue to serve as Directors, as applicable, and directed that the election of these nominees be submitted to the Company's shareholders.

     The Boards of Directors of each Company met six times during that Company's most recent fiscal year. Except for Messrs. Rogers and Ross, who were elected to each Company's Board of Directors effective October 16, 1996, each nominee attended, for all Companies, at least 75% of the meetings of the Board and each of its committees on which he or she serves during the respective Companies' most recent fiscal year.

     Each Company has an Audit Committee that reviews and evaluates the audit function, including recommending to the Directors the independent public accountants to be selected for the Companies. The Audit Committee currently consists of Messrs. Buchanan (Chairman) and Vogel, and Ms. Schwartz, each of whom is an Independent Director, and Messrs. Morgan and Hayes. Each was elected to the Audit Committee on August 30, 1995. Each Company's Audit Committee met four times during that Company's most recent fiscal year.

     Each Company also has a Nominating Committee that is responsible for the selection and nomination of the Independent Directors. The Nominating Committee currently consists of Messrs. Johnson and Wise, each of whom is an Independent Director. For United Funds, Inc. and Gold & Government, the Nominating Committee met once during that Company's most recent fiscal year. For New Concepts, Continental Income, Government Securities and High Income the Nominating Committee met twice during that Company's most recent fiscal year. For each of the other Companies, the Nominating Committee did not meet during that Company's most recent fiscal year. The Nominating Committee generally does not consider unsolicited Director nominations recommended by Company shareholders.

     Each of the Directors, other than Messrs. Richey and Tucker, receives an annual retainer of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended, plus reimbursement of expenses of attending such meeting, and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting. The fees and reimbursed expenses paid to the Directors are divided among each of the Funds in the Fund Complex.

     The following table sets forth information relating to the compensation paid to Directors during the last fiscal years:


                               COMPENSATION TABLE

                                                  Board Member (1)
Amounts Paid During
the Most Recent Fiscal Henry                    John    Glendon William William Frank
Year from Company to   L.      Dodds I. Linda   F.      E.      T.      L.      J.        Eleanor  Frederick  Paul S.
Directors              Bellmon Buchanan Graves  Hayes   Johnson Morgan  Rogers  Ross, Jr. Schwartz Vogel, III Wise
Continental Income     $ 1,568 $ 1,568  $ 1,568 $ 1,568 $ 1,537 $ 1,568 $   739 $   739   $ 1,535  $ 1,568    $ 1,568

Government Securities      442     442      442     442     434     442     202     202       433      442        442

High Income              3,019   3,019    3,019   3,019   2,958   3,019   1,418   1,418     2,955    3,019      3,019

New Concepts             1,634   1,634    1,634   1,634   1,600   1,634     791     791     1,603    1,634      1,634

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
March 31, 1997(2)       50,000  50,000   50,000  50,000  49,000  50,000  24,000  24,000    49,000   50,000     50,000


Cash Management          1,244   1,244      954   1,244   1,244   1,244     N/A     N/A       927    1,244      1,244

International Growth     2,265   2,265    1,720   2,265   2,265   2,265     N/A     N/A     1,674    2,265      2,265

Retirement Shares        1,786   1,786    1,358   1,786   1,785   1,786     N/A     N/A     1,320    1,786      1,786

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
June 30, 1996(2)        47,000  47,000   36,000  47,000  47,000  47,000     N/A     N/A    35,000   47,000     47,000


Asset Strategy              50      50       50      50      50      50     N/A     N/A        48       50         50

High Income II           1,158   1,158    1,158   1,158   1,158   1,158     N/A     N/A     1,158    1,158      1,158

Municipal Bond           3,118   3,118    3,118   3,118   3,118   3,118     N/A     N/A     3,054    3,118      3,118

Municipal High Income    1,219   1,219    1,219   1,219   1,219   1,219     N/A     N/A     1,194    1,219      1,219

Vanguard                 4,097   4,097    4,097   4,097   4,097   4,097     N/A     N/A     4,012    4,097      4,097

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
September 30, 1996(2)   48,000  48,000   48,000  48,000  48,000  48,000     N/A     N/A    47,000   48,000     48,000


Gold & Government          108     108      108     108     106     108      23      23       106      108        108

United Funds, Inc.      21,929  21,929   21,929  21,929  21,482  21,929   4,914   4,914    21,482   21,929     21,929

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
December 31, 1996(2)    49,000  49,000   49,000  49,000  48,000  49,000  11,000  11,000    48,000   49,000     49,000
(1)  Board members who are also affiliated persons of the Companies, as defined in the 1940 Act, receive no salary, fees or compensation from the Companies.
(2)  No pension or retirement benefits have been accrued as a part of Company expenses.

     The Board of Directors of each Company has created an honorary position of Director Emeritus. The Director Emeritus policy provides that an incumbent Director who has attained the age of 75 and was initially elected as a Director prior to May 31, 1993, may, or if initially elected as a Director on or after May 31, 1993, must, resign his or her position as a Director and, unless he or she elects otherwise, will serve as a Director Emeritus provided that the Director has served as a Director of one or more of the Companies for at least five years, which need not have been consecutive. A Director Emeritus receives an annual fee from the Company in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; provided that a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as a Director Emeritus or in an equivalent lump sum. A Director Emeritus receives these fees in recognition of his or her past services, whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Funds. Messrs. Jay B. Dillingham and Doyle Patterson currently serve as Directors Emeritus.

     If elected, the Directors will hold office without limit in time except (a) any Director may resign, (b) any Director may be removed by shareholders upon an affirmative vote of a majority of all the shares entitled to be cast for the election of Directors, and (c) in connection with the Director Emeritus policy described above.

Executive Officers of the Companies

     The executive officers of each Company, other than those who serve as Directors, are set forth below. Each executive officer, as such, is an "interested person" of each Company. Each executive officer set forth below holds the same position with each of the Companies in the Fund Complex.

     Robert L. Hechler (age 60) -- Vice President and Principal Financial Officer of each Company since 1977 or its inception, whichever is later; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of W&R; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

     Henry J. Herrmann (age 54) -- Vice President of each Company since 1987 or its inception, whichever is later; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of W&R; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

     Theodore W. Howard (age 54) -- Vice President of each Company since 1987, Treasurer and Principal Accounting Officer of each Company since 1976 or its inception, whichever is later; Vice President of Waddell & Reed Services Company.

     Sharon K. Pappas (age 38) -- Secretary of each Company since 1989, Vice President of each Company since 1992, General Counsel of each Company since 1994 or its inception, whichever is later; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and W&R; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of each Company, WRIMCO, Waddell & Reed Financial Services, Inc., W&R, Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

     Required Vote: The election of Directors of a Company requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Company, provided a quorum is present.

        THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.

   PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS EACH
                         FUND'S INDEPENDENT ACCOUNTANTS

     Relevant Companies:  All Companies.

     Discussion. Deloitte & Touche LLP has been selected by the respective Boards of Directors, with the approval of the respective Audit Committees, as each Company's independent public accountants for the Company's current fiscal year. The shareholders of each Company are entitled to vote for or against the ratification of the selection of Deloitte & Touche LLP.

     Deloitte & Touche LLP has advised each Company that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with the Fund or any of its affiliates. Deloitte & Touche LLP has been given the opportunity to make a statement at the Meeting if it so desires. Deloitte & Touche LLP is not expected to have a representative present at the Meeting but will be available should any matter arise requiring its presence.

     On November 5, 1996, Price Waterhouse LLP, the then independent accountants of the Funds, resigned as the independent accountants of the Funds. Price Waterhouse LLP audited the Funds' financial statements during each Company's two most recent fiscal years that ended on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996. During such period, the Funds did not have any disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

     Price Waterhouse LLP did not at any time during each Company's two most recent fiscal years, and any subsequent interim period, advise the Company (i) that internal controls necessary for the Company to develop reliable financial statements did not exist, (ii) that it had received information that led it to no longer be able to rely on management's representations that made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that it had received information that if further investigated may materially impact the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the financial statements prepared by management, or (iv) that it had received information that it concluded materially impacted the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements. Price Waterhouse LLP did not so expand any such audit or conduct further investigation, and no issues existed which were not resolved to the accountants' satisfaction prior to resignation.

     Required Vote: Approval of this Proposal 2 requires the affirmative vote of a majority of outstanding securities of each Company, provided a quorum is present.

        THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3:  APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                           AND POLICIES OF EACH FUND

     The following table identifies generally the proposed changes and Funds affected as discussed further below.

Proposal                        Action Proposed   Fund(s) Affected
3.1  Restricted Securities      Elimination       Accumulative Fund, Bond
                                                  Fund, Cash Management,
                                                  Gold & Government, High
                                                  Income, High Income II,
                                                  Income Fund,
                                                  International Growth,
                                                  Municipal Bond, New
                                                  Concepts, Retirement
                                                  Shares, Science and
                                                  Technology and Vanguard

3.2  Diversification of Assets  Modification      All Funds, except Asset
                                                  Strategy and Government
                                                  Securities

3.3  Unseasoned Issuers         Elimination       Accumulative Fund, Bond
                                                  Fund, High Income,
                                                  Income Fund, Municipal
                                                  Bond, New Concepts and
                                                  Science and Technology

3.4  Repurchase Transactions    Elimination       Municipal Bond

3.5  Options, Commodities       Modification and  All Funds, except Cash
     and Futures                /or Elimination   Management

3.6  Pledging                   Elimination       All Funds, except Asset
                                                  Strategy, Cash
                                                  Management, Government
                                                  Securities, Municipal
                                                  Bond and New Concepts

3.7  Margin Purchases           Modification      All Funds, except Cash
                                                  Management

3.8  Short Sales                Modification      All Funds, except Cash
                                                  Management

3.9  Foreign Currencies         Elimination       Gold & Government,
                                                  International Growth and
                                                  New Concepts

3.10 Warrants and Rights        Elimination       Accumulative Fund, Bond
                                                  Fund, Continental
                                                  Income, High Income,
                                                  High Income II, Income
                                                  Fund, International
                                                  Growth, New Concepts,
                                                  Retirement Shares,
                                                  Science and Technology
                                                  and Vanguard

3.11 Purchasing Call Options    Elimination       International Growth,
                                                  New Concepts, Retirement
                                                  Shares and Vanguard

3.12 Arbitrage Transactions     Elimination       Accumulative Fund, Bond
                                                  Fund, Continental
                                                  Income, Gold &
                                                  Government, Government
                                                  Securities, High Income,
                                                  High Income II, Income
                                                  Fund, International
                                                  Growth, Municipal Bond,
                                                  Municipal High Income,
                                                  New Concepts, Retirement
                                                  Shares, Science and
                                                  Technology and Vanguard

3.13 Indexed Securities         Elimination       Government Securities

3.14 Securities Owned by        Elimination       All Funds, except
     Certain Persons                              Government Securities

3.15 Loans                      Modification      All Funds

     Reasons for the Proposed Changes. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies, which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" or "operating" and may be changed by the Fund's Board of Directors without shareholder approval.

     Certain of the fundamental restrictions that the Funds have adopted in the past reflect business or industry conditions or practices or federal requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements that remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Finally, on October 11, 1996, the National Securities Markets Improvement Act of 1996 (the "NSMIA") was enacted. The NSMIA created a national system of regulating mutual funds by preempting certain state securities or "blue sky" laws that apply to mutual funds. Therefore, certain of the fundamental restrictions reflect state regulatory requirements with which the Funds are no longer required to comply.

     Accordingly, the Board of Directors of each Fund has approved revisions to certain of the Fund's fundamental restrictions in order to simplify, modernize and standardize certain investment restrictions that are required to be fundamental, and to eliminate certain fundamental restrictions that are not legally required. In several instances, if an existing fundamental restriction is eliminated because it is not required to be fundamental, the Fund intends to implement a similar restriction as a non-fundamental, operating policy.

     The Board of Directors believes that eliminating disparities among certain of the Funds' fundamental restrictions will enhance WRIMCO's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments and will facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. In addition, by reducing those policies that can be changed only by shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, its Board of Directors may consider desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     With respect to investments in options, futures contracts and other derivative instruments, the Board of Directors determined that the current policies for certain Funds unnecessarily restrict these Funds from taking advantage of potential investment and risk management opportunities and techniques. The Board of Directors of each such Fund accordingly considered and approved modifications to certain of the Fund's fundamental restrictions, as well as elimination of certain other fundamental restrictions, that would provide the Funds greater flexibility to attempt to enhance income or yield and to attempt to hedge their investments through the use of options on securities (including index options), options on foreign currencies, futures contracts for the purchase or sale of instruments based on financial indices (including interest rates or an index of U.S. Government or foreign government securities or equity or debt securities) and futures contracts on foreign currencies or debt securities (hereinafter "futures contracts"), and options on futures contracts, forward contracts, swaps and swap-related products and indexed securities. Exhibit D attached hereto sets forth a summary of the features of options, futures contracts, forward contracts, swaps and certain swap-related products and indexed securities, and the potential uses and risks of these investments.

     For certain Funds, the Board of Directors has determined that the Fund would benefit from having greater flexibility with respect to purchasing and selling options, futures contracts and other derivative instruments. The Board of Directors of each such Fund has concluded that amendment and/or elimination of the Fund's current fundamental investment restrictions regarding commodities, options, and other derivative instruments as set forth in sub-proposal 3.5 is in the best interests of each Fund and its shareholders.

     The text and a summary description of each proposed change to the affected Funds' fundamental restrictions are set forth below. For purposes of the discussion of each proposed change, the terms "Fund" or "Funds" refer only to those Funds named as to which the change applies.

     Shareholders should refer to Exhibit E to this Proxy Statement for the text of the existing fundamental restrictions that are proposed to be amended or eliminated. Shareholders should note, however, that, for some Funds, certain of the fundamental restrictions that are treated separately below currently are combined within a single fundamental restriction.

     The text below also describes those operating policies that the Funds intend to implement in conjunction with the elimination of fundamental restrictions under this Proposal 3. To the extent that a current fundamental investment restriction is replaced by a non-fundamental, operating policy, such operating policy could in the future be changed by the Fund's Board of Directors without approval of the affected shareholders, subject to such disclosure to existing and prospective investors as may be required by law.

     If approved by the shareholders of the affected Fund, the amendment or elimination of fundamental investment restrictions shall become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the same. If a Proposal is not approved as to a particular Fund, the Fund's corresponding current investment restriction will remain unchanged.

3.1  Elimination of Fundamental Restrictions Regarding Restricted Securities

     Funds to which this change applies: Accumulative Fund, Bond Fund, Cash Management, Gold & Government, High Income, High Income II, Income Fund, International Growth, Municipal Bond, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: Typically, restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered, these securities can only be sold in privately negotiated transactions and/or pursuant to an exemption from registration. Each of these Funds currently has a fundamental restriction that precludes it either from investing more than a specified percentage of its net assets in restricted securities or from investing in restricted securities at all. In addition, Accumulative Fund, Bond Fund, Income Fund and Science and Technology have a fundamental restriction prohibiting investment in securities that do not have readily available market quotations (other than commercial paper), which would include a range of securities not traded on an exchange as well as restricted and illiquid securities.

     However, the Funds' investment restrictions on restricted securities do not expressly refer to liquidity. For example, Rule 144A under the 1933 Act permits resales to eligible institutional investors of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or Nasdaq. Rule 144A reflects recognition that, even though unregistered securities may not be freely offered to the general public, in many cases an active secondary market exists for unregistered securities and other institutional buyers stand ready to purchase such securities at market value from institutional holders such as the Funds in transactions exempt from registration.

     In view of changes that have occurred, and that may in the future occur, in the 1933 Act requirements regarding the types of offers and sales that may be made without an effective registration statement and the increased size and liquidity of the institutional markets for unregistered and/or non-exchange traded securities, the Board of Directors believes that the current restriction(s) for each Fund is unnecessarily limiting, particularly since the Funds also have a non-fundamental policy that limits its illiquid investments. Under that policy, the Fund may not make an investment if, as a result, more than 10% of its net assets would be invested in illiquid investments. (Under a current position of the staff of the Securities and Exchange Commission (the "SEC")), each Fund could invest up to 15% of its assets in illiquid investments, although the Board of Directors of each Fund has no present intention to change any Fund's current policy to reflect this higher limit.)

     If the shareholders of a Fund approve this Proposal to eliminate that Fund's fundamental restriction(s) regarding restricted securities, whether or not the Fund could invest in an unregistered security and, in the case of Accumulative Fund, Bond Fund, Income Fund and Science and Technology, a security for which there is no readily available market quotation, would be determined by reference to the Fund's goal(s) and investment policies, including its policy regarding illiquid investments, subject to the applicable requirements of the 1940 Act.

3.2  Modification of Fundamental Restriction Regarding Diversification of Assets

     Funds to which this change applies: All Funds, except Asset Strategy and Government Securities.

     Discussion: The diversification requirement contained in the current investment restriction of each Fund (other than Asset Strategy) is more restrictive than required under the 1940 Act because the current restriction applies to 100%, rather than 75%, of the Fund's total assets. In addition, Continental Income, Bond Fund, Income Fund, Accumulative Fund, Science and Technology, Gold & Government, High Income, High Income II, International Growth, New Concepts and Retirement Shares are further restricted from purchasing more than 10% of any class of securities of an issuer, and Cash Management is restricted from buying the securities of any company if it would then own more than 10% of the total value of that company's outstanding securities. The 1940 Act's diversification requirement restricts only outstanding voting securities of an issuer, not other classes of securities of that issuer. However, Cash Management would continue to be subject to, and operate in compliance with, the diversification requirements of Rule 2a-7 under the 1940 Act as currently are, or in the future may be, in effect.

     Accordingly, this Proposal will increase the amount of each Fund's assets that may be invested in the securities of any one issuer, and with respect to Continental Income, Bond Fund, Income Fund, Accumulative Fund, Science and Technology, Gold & Government, High Income, High Income II, International Growth, New Concepts and Retirement Shares, will eliminate the restriction against holding more than 10% of any "class" of an issuer's securities. With respect to 75% of the value of its total assets, a Fund would continue to be prohibited from (a) investing in the securities of any one issuer in an amount exceeding 5% of the value of the Fund's total assets, and (b) owning more than 10% of the outstanding voting securities of any one issuer. However, the Fund would not be so restricted with respect to 25% of the value of its total assets. Thus, for example, a Fund would be permitted to invest 25% of its total assets in the securities of one issuer or to invest 10% of its total assets in the securities of one issuer and 15% in the securities of another issuer.

     The greater a Fund's holdings of a particular issuer, the greater the impact that changes in the value of such securities may have on the Fund's total investment portfolio. WRIMCO believes that the proposed amended fundamental restriction will provide each Fund with additional flexibility in connection with the purchase of portfolio securities, while maintaining full compliance with the diversification requirements of the 1940 Act.

     Proposed Text of Fundamental Investment Restriction: If the shareholders of a Fund (other than Cash Management, Municipal Bond and Municipal High Income) approve this sub-proposal 3.2, that Fund's current fundamental restriction regarding diversification of its investments would be amended to provide that the Fund may not:

     With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     Cash Management, Municipal Bond and Municipal High Income currently have fundamental investment restrictions prohibiting the purchase of voting securities of any issuer; therefore, if the shareholders of each of those Funds approve this sub-proposal 3.2, that Fund's current fundamental restriction regarding diversification of its investments would be amended to provide that the Fund may not:

     With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

3.3  Elimination of Fundamental Restriction Regarding Unseasoned Issuers

     Funds to which this change applies: Accumulative Fund, Bond Fund, High Income, Income Fund, Municipal Bond, New Concepts and Science and Technology.

     Discussion: Companies with less than three years of continuous operation are typically referred to as "unseasoned issuers." The purpose of the fundamental restriction on investments in unseasoned issuers was to comply with state securities laws and/or regulations and limit the risks associated with investing in companies that have no proven long-term track record in business and whose prospects are uncertain. Because of the enactment of the NSMIA, the Funds need not comply with state blue sky laws involving investment restrictions. If the shareholders of a Fund approve the elimination of its current fundamental restriction regarding unseasoned issuers, each Fund (other than High Income, New Concepts and Science and Technology) intends to implement the operating policy described below regarding investing in unseasoned issuers; therefore, this Proposal likely will not change the way in which the Fund is currently managed. It will, however, clarify that each Fund's restriction on investing in unseasoned issuers is applicable only to issuers that are not U.S., state or local governments or their respective agencies and instrumentalities, or are not special purpose entities or whose securities are not guaranteed by entities with a record of more than three years' continuous operation, including that of predecessors.

     New Non-Fundamental, Operating Policy: If this sub-proposal 3.3 is adopted by the shareholders of a Fund, each Fund, other than High Income, New Concepts and Science and Technology, will eliminate its current fundamental restriction and intends to implement the following operating policy, which could be changed by the Board of Directors of each Fund without approval of that Fund's shareholders. This new operating policy would provide that each Fund, other than High Income, New Concepts and Science and Technology, does not:

     [C]urrently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

     With respect to each of High Income, New Concepts and Science and Technology, if this sub-proposal 3.3 is approved, the limitation on investments in the securities of unseasoned issuers will be eliminated and will not be replaced by the operating policy stated above. High Income seeks a high level of current income, as a primary goal, and capital growth, as a secondary goal, when consistent with its primary goal. High Income invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, many of which may be issued by newer or unseasoned companies. New Concepts seeks growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies that are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. Science and Technology seeks long-term capital growth by concentrating its investments in science and technology securities. Many of the securities in which Science and Technology may wish to invest are also issued by new or unseasoned companies. Therefore, WRIMCO believes that eliminating this policy will provide these Funds with greater flexibility in attempting to meet their stated goals.

3.4  Elimination of Fundamental Restriction Regarding Repurchase Transactions

     Fund to which this change applies: Municipal Bond.

     Discussion: Municipal Bond has a fundamental investment restriction that prohibits it from engaging in repurchase transactions. WRIMCO believes that the Fund would benefit from having the flexibility to enter into repurchase agreements, which are commonly used by mutual funds for the short-term investment of cash. In general, a repurchase agreement is an arrangement under which the Fund would buy a security and the seller would simultaneously agree to repurchase the security at a specified time and price that reflects a market rate of interest. For certain purposes, a repurchase agreement is viewed as a loan by a fund that is collateralized by the security which is the subject of the transaction.

     If sub-proposal 3.4 is approved by the shareholders of Municipal Bond, the Fund will eliminate its current restriction prohibiting its use of repurchase arrangements. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. To reduce the risk of loss if the selling party were to default on its obligation to repurchase and the value of the underlying security declined, the Fund will enter into repurchase agreements only with those entities such as the Fund's custodian bank and recognized securities dealers approved by WRIMCO on the basis of criteria established by the Board of Directors, and WRIMCO will monitor the market value of the underlying security during the term of the agreement.

     Repurchase agreements will generate taxable income to the Fund and will accordingly be subject to the Fund's current limit on taxable income. Repurchase agreements not terminable within seven days will be considered illiquid and subject to the Fund's limit on illiquid investments.

3.5 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: Approval of this sub-proposal 3.5 by the shareholders of a Fund would eliminate and/or modify that Fund's fundamental investment restrictions, as follows. To the extent applicable to a Fund, the Fund's fundamental restrictions:

     (a) regarding investments in commodities and commodity contracts would be modified;

     (b) requiring that the Fund only buy and sell derivative instruments on securities in which the Fund may invest would be eliminated;

     (c) regarding the specific types and amounts of derivative instruments in which the Fund may invest would be eliminated;

     (d) regarding the percentage of the Fund's assets that can be invested in covered calls would be eliminated;

     (e) requiring that the options and futures contracts purchased and sold by the Fund be listed on a domestic or national securities or commodities exchange or quoted on Nasdaq would be eliminated;

     (f) requiring that all call options written by the Fund be covered would be eliminated;

     (g) requiring that options on stock indices, futures contracts and options on futures contracts be for non-speculative purposes only would be eliminated;

     (h) limiting the amount committed to the consummation of forward currency contracts to 15% of the value of the Fund's assets would be eliminated;

     (i) providing that the Fund may not enter into forward currency contracts or maintain a net exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency would be eliminated; and

     (j) limiting the Fund's ability to enter into forward currency contracts solely in connection with the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. dollar price of the security would be eliminated.

     If this sub-proposal 3.5 is adopted by the shareholders of a Fund, that Fund intends to implement a non-fundamental, operating policy, which could be changed by the Board of Directors of the Fund without the approval of shareholders of the Fund, regarding investment in derivative instruments for that Fund, as described below.

     In addition, with respect to Gold & Government only, the fundamental restrictions (a) prohibiting its investment in minerals-related programs and leases and (b) limiting its investment in gold, silver and platinum to no more than 25% of its total assets would also be eliminated.

     The primary purpose of this sub-proposal 3.5 is to authorize each Fund to engage in certain transactions in options, futures contracts, and other derivative instruments, which will provide the Fund greater flexibility in the management of its investments. In addition, Gold & Government would be permitted to invest in minerals-related programs and leases, which is currently prohibited by its fundamental restrictions. WRIMCO believes that it is desirable for the Funds to be able to engage in options, futures contracts and other derivative instruments in order to enhance income or yield to hedge portfolio positions, as may be permitted under applicable law and regulations and in a manner that is consistent with that Fund's goal and investment policies.

     Proposed Fundamental Investment Restriction and New Non-Fundamental, Operating Policy: The fundamental investment restrictions for each Fund (other than Asset Strategy, Gold & Government and Government Securities) governing options, commodities, futures contracts and other derivative instruments are proposed to be revised (and, where a Fund currently has more than one restriction affecting these derivatives, proposed to be consolidated and revised) to provide as follows:

     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restriction for Asset Strategy governing commodities is proposed to be revised to provide as follows:

     The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restrictions for Gold & Government governing options, commodities, futures contracts and other derivative instruments are proposed to be revised to eliminate any restrictions on that Fund's use of options, futures contracts, forward contracts, swaps, caps, collars and floors and otherwise to provide that the Fund may not:

     Purchase or sell physical commodities, except that (a) it may invest in gold, silver and platinum, (b) it may invest in minerals-related programs and leases, and (c) this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restrictions for Government Securities governing options, commodities, futures contracts and other derivative instruments are proposed to be revised (and coordinated with its current restriction limiting the Fund's investments to U.S. Government Securities) to provide that the Fund may not:

     Purchase or sell any securities or physical commodities other than U.S. Government Securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. Government Security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments if the return on, or value of, the financial instrument is based on the return on, or value of, U.S. Government Securities.

     If the shareholders of a Fund (other than Government Securities) approve the elimination and/or modification of its fundamental restriction(s) as proposed, that Fund intends to implement a non-fundamental, operating policy that provides that:

     Generally, the Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities). However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     In addition, if the shareholders of Gold & Government approve the elimination and modification of its fundamental restrictions as proposed, that Fund intends also to implement a non-fundamental, operating policy limiting its investment in gold, silver and platinum to 25% of its total assets.

3.6 Elimination of Fundamental Restrictions Regarding Mortgaging or Pledging Securities

     Funds to which this change applies: All Funds, except Asset Strategy, Cash Management, Government Securities, Municipal Bond and New Concepts.

     Discussion: The primary purpose of this sub-proposal 3.6 is to permit the Funds to mortgage or pledge their respective securities or other assets under certain circumstances. If sub-proposal 3.6 is approved by the shareholders of a Fund, that Fund intends to implement a non-fundamental, operating policy that would prohibit the pledging of assets in connection with borrowings and would make clear that assets deposited or segregated in connection with transactions in options, futures contracts, forward contracts, swaps and other derivative instruments are not subject to the restriction.

     New Non-Fundamental, Operating Policy: If this sub-proposal 3.6 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental investment restriction regarding mortgaging or pledging securities or other assets and will implement the following non-fundamental, operating policy, which could be changed by the Board of Directors of the Fund without the approval of the shareholders of that Fund. The non-fundamental, operating policy would provide that the Fund may not:

     Pledge its assets in connection with any permitted borrowings. However, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.7 Modification of Fundamental Restriction Regarding Margin Purchases of Securities

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with the broker as collateral to secure the loan. Pursuant to its current fundamental restriction(s), each Fund is prohibited from purchasing securities on margin. With some exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable rules and policies adopted by the SEC. If this sub-proposal 3.7 is approved by the shareholders of a Fund, the Fund intends to implement a revised fundamental investment restriction (set forth below) that permits the Fund to purchase securities on margin under certain circumstances and makes clear that short-term credits necessary for the clearance of transactions and margin payments and other deposits made in connection with options, futures contracts, forward contracts, swaps and other derivative instruments are not considered purchasing securities on margin.

     Proposed Fundamental Investment Restriction: Each Fund's fundamental investment restriction is proposed to be revised to prohibit margin purchases except under conditions permitted by applicable SEC rules and would clarify that the Fund may make margin payments in connection with options, futures contracts and other financial instruments. The proposed fundamental investment restriction would provide that each Fund may not:

     Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and that the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.8  Modification of Fundamental Restriction Regarding Short Sales of Securities

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options or convertible bonds.

     The fundamental restriction, as it is proposed to be modified, would permit the Fund to engage in short sales of securities against the box. In addition, the revised fundamental restriction would clarify that options, futures contracts, swaps, forward contracts and other financial instruments are not considered short sales.

     Proposed Fundamental Investment Restriction: Each Fund's fundamental investment restriction on short selling is proposed to be revised to provide that a Fund may not:

     Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short); however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.9  Elimination of Fundamental Restriction Regarding Foreign Currencies

     Funds to which this change applies: Gold & Government, International Growth and New Concepts.

     Discussion: If this sub-proposal 3.9 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may only hold foreign currency in connection with forward contracts for up to four business days, and/or in connection with the purchase or sale of foreign securities. The Fund intends instead to operate in accordance with the fundamental restriction and operating policy as proposed in sub-proposal 3.5 above.

3.10 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights

     Funds to which this change applies: Accumulative Fund, Bond Fund, Continental Income, High Income, High Income II, Income Fund, International Growth, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: If this sub-proposal 3.10 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction regarding investment in warrants and rights. Each Fund will then have the ability to invest in warrants and rights without a percentage limitation. Each Fund intends, however, to operate in accordance with the proposed fundamental restriction and new non-fundamental, operating policy as proposed in sub-proposal 3.5 above.

3.11 Elimination of Fundamental Restriction Regarding Purchasing Call
     Options

     Funds to which this change applies: International Growth, New Concepts, Retirement Shares and Vanguard.

     Discussion: If this sub-proposal 3.11 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may purchase calls only to close out its position in a call that that Fund has written. The Fund intends to operate in accordance with the fundamental restriction and operating policy as proposed in sub-proposal 3.5 above.

3.12 Elimination of Fundamental Restriction Regarding Arbitrage Transactions

     Funds to which this change applies: Accumulative Fund, Bond Fund, Continental Income, Gold & Government, Government Securities, High Income, High Income II, Income Fund, International Growth, Municipal Bond, Municipal High Income, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: If this sub-proposal 3.12 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may not engage in arbitrage transactions. The Fund intends to operate in accordance with the proposed fundamental restriction and new non-fundamental, operating policy as proposed in sub-proposal 3.5 above.

3.13 Elimination of Fundamental Restriction Regarding Indexed Securities

     Fund to which this change applies:  Government Securities.

     Discussion: If this sub-proposal 3.13 is approved by the shareholders of Government Securities, that Fund will eliminate its current fundamental restriction that provides that the Fund may invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and intends to replace the fundamental policy with a non-fundamental, operating policy to the same effect. In addition, the Fund intends to operate in accordance with the proposed fundamental restriction and new, non-fundamental operating policy set forth in sub-proposal 3.5 above.

3.14 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons

     Funds to which this change applies:  All Funds, except Government
Securities.

     Discussion: Each Fund (other than Government Securities) currently has a fundamental investment restriction that prohibits it from purchasing or holding the securities of an issuer if the officers and directors of the Fund and/or WRIMCO who beneficially own more than 1/2 of 1% of the securities of that issuer together own beneficially more than 5% of the securities of that issuer. This restriction was originally adopted to address state securities law requirements in connection with the registration of Fund shares for sale in that state. Since the effectiveness of NSMIA, these state restrictions no longer apply.

     WRIMCO believes that this fundamental investment restriction should be eliminated. Although this restriction has not precluded Fund investments in the past, elimination of the restriction will potentially increase WRIMCO's flexibility when selecting investments for a Fund in the future. The ability of a Fund to invest in companies in which its Directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act, whether or not the current fundamental investment restriction is eliminated.

3.15 Modification of Fundamental Policy Regarding Loans

     Funds to which this change applies:  All Funds.

     Discussion: Each of these Funds currently has a fundamental investment restriction that, in general, prohibits the Fund from making loans. Certain of these restrictions expressly exclude from the prohibition debt securities that "have been sold to the public," as well as "other obligations customarily acquired by institutional investors." For Asset Strategy, this exception applies to "a portion of an issue of debt securities." For Cash Management, Government Securities, Municipal Bond and Municipal High Income, the exception refers to the types of securities that the Fund is permitted to purchase or in which the Fund may otherwise invest.

     To eliminate any ambiguity or potential disparity in interpretation of the scope of these exceptions, each Fund's fundamental restriction regarding its ability to make loans is proposed to be modified to make clear that the Fund may buy "debt securities and other obligations consistent with its goal and its other investment policies and restrictions."

     Required Vote. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

     If one or more of the numbered changes contemplated by Proposal 3 is not approved by shareholders of that Fund, the related existing fundamental restriction(s) of the Fund will continue in effect for that Fund, but disapproval of all or part of Proposal 3 by the shareholders of one Fund will not affect any approvals of Proposal 3 that are obtained with respect to any other Fund.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSALS 3.1 THROUGH 3.15,
                                 INCLUSIVE.

                       PROPOSAL 4: APPROVAL OF CHANGE TO
                             GOAL OF ASSET STRATEGY

     Relevant Company:  Asset Strategy.

     Discussion: Proposal 4 is to approve the recommendation of WRIMCO and the Board of Directors of Asset Strategy to change the Fund's goal from seeking "high total return with reduced risk over the long term" to "high total return over the long term."

     Under the Fund's current investment policy, which is non-fundamental and by which the Fund seeks to achieve its goal, the Fund's assets are allocated among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable rate preferred stocks). The short-term class includes all types of short-term instruments with remaining maturities of three years or less.

     WRIMCO has the ability to allocate the Fund's assets among these classes within specified ranges. The Fund's mix indicates the benchmark for its combination of investments in each class over time. WRIMCO may change the mix within the specified ranges from time to time. Under normal circumstances, a single reallocation will not involve more than 10% of the Fund's total assets. The range and approximate percentage of the mix for each asset class are shown below.

          Mix                 Range
          ---------           ------
          Stock class         10-60%
          40%
          Bond class          20-60%
          40%
          Short-term class     0-70%
          20%

     WRIMCO believes that it is desirable to modify the specified range and mix for each asset class and that the Fund's goal, as it is proposed to be modified, would be more consistent with the desired range and mix than the current goal. In particular, if this Proposal 4 is approved by the shareholders of Asset Strategy, the Fund intends to (i) eliminate the operating policy regarding the 10% reallocation, and (ii) revise the specified ranges and mix as follows:

          Mix                      Range
          ---------                ------
          Stock class              0-100%
          70%
          Bond class               0-100%
          25%
          Short-term class         0-100%
          5%

     WRIMCO seeks to balance the investment risks undertaken by the Fund against the higher total returns that may be available by reducing exposure to the stock market during down cycles and allowing a higher allocation in the stock class during periods of strongly positive market performance. The Fund has the ability to take a more defensive posture by increasing its holdings in the bond or short-term class when WRIMCO believes that there exists a potential bear market, prolonged downturn in stock prices or significant loss in value.

     The proposed change to the Fund's goal does not reflect any current or contemplated change to any other investment policies of the Fund other than those described above, and it is not intended to reflect any change in the level of risk associated with an investment in the Fund. If the Proposal is not approved, the goal will remain unchanged.

     Required Vote: Approval of this Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

       THE BOARD OF DIRECTORS OF ASSET STRATEGY RECOMMENDS THAT YOU VOTE
                                FOR PROPOSAL 4.

                   PROPOSAL 5: APPROVAL OF CHANGE TO GOAL OF
                     INCOME FUND BY ADDING A SECONDARY GOAL

     Relevant Fund:  Income Fund.

     Discussion: Proposal 5 is to approve the recommendation of WRIMCO and the Board of Directors of United Funds, Inc. to change Income Fund's goal from "The Fund seeks to maintain current income, subject to market conditions" to "The Fund seeks, as a primary goal, to maintain current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth."

     Income Fund currently invests primarily in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline. At least 65% of the Fund's total assets are invested, during normal market conditions, in income producing securities. WRIMCO believes that it would be desirable for the Fund, while maintaining its primary objective of providing current income, also to seek capital growth. Accordingly, if this Proposal 5 is approved by the shareholders of Income Fund, the Fund intends to revise this investment strategy to provide that Income Fund seeks to achieve these goals through investment in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. If the Proposal is not approved, the goal will remain unchanged.

     Required Vote: Approval of this Proposal 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS OF UNITED FUNDS, INC. RECOMMENDS THAT YOU VOTE
                                FOR PROPOSAL 5.

PROPOSAL 6:  ELIMINATION OF FUNDAMENTAL RESTRICTION REGARDING REMAINING MATURITY
                                 OF SECURITIES

     Relevant Company: Cash Management.

     Discussion: The main purpose of this proposal is to conform the Fund's investment policy regarding the remaining maturity of securities to the applicable requirements of Rule 2a-7 (the "Rule") promulgated under the 1940 Act. The Rule defines the quality, maturity, and diversification criteria to be used by investment advisers in selecting investments for money market funds. To the extent that criteria specified in the Rule are narrower than the Fund's fundamental investment policies, WRIMCO observes the narrower criteria specified in the Rule. To the extent that criteria specified in the Rule are broader than the Fund's fundamental investment policies, WRIMCO observes the narrower criteria specified in the Fund's fundamental policies.

     The Rule is broader than the Fund's current fundamental restriction regarding the permissible remaining maturity of the Fund's portfolio securities. As a matter of fundamental policy, the Fund limits its investments to securities with remaining maturities of one year or less. Generally, the extended maturity limit of 397 days under the Rule accommodates money market funds, such as the Fund, that purchase securities on a when-issued or delayed-delivery basis and clarifies money market funds' ability to make commitments in connection with the remarketing of certain obligations, and permits the purchase of long-term bonds during the final 13 months of their maturity. Eliminating the Fund's fundamental policy limiting the remaining maturity to one year and replacing it with a less restrictive, non-fundamental policy (i.e., permitting remaining maturity of up to 397 days) will not materially change the way the Fund is currently managed.

     New Non-Fundamental, Operating Policy: If this proposal 6 is approved by the shareholders, the Fund will implement the following non-fundamental, operating policy:

     In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.

     If the Proposal is not approved, the policy will remain unchanged.

     Required Vote: Approval of this Proposal 6 requires the affirmative vote of a "majority of the outstanding voting securities" of Cash Management, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or
(2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS OF CASH MANAGEMENT RECOMMENDS THAT YOU VOTE FOR PROPOSAL
                                       6.

             PROPOSAL 7:  AMENDMENT OF THE SERVICE PLAN PURSUANT TO
                         RULE 12b-1 UNDER THE 1940 ACT

     Relevant Companies:  All Companies, except Cash Management.

     Discussion: The Board of Directors of each Company except Cash Management has approved the amendment of the Fund's current Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares of the Fund ("Current Plan") to change the Current Plan into a distribution and service plan pursuant to Rule 12b-1 ("Proposed Plan"), subject to the approval of the Class A shareholders of the Fund. The Proposed Plan was approved on April 23, 1997, by the unanimous votes of the full Board and of the Directors who are not interested persons of the Company and have no financial interest in the operation of the Proposed Plan or any related agreement ("Independent Plan Directors") cast in person at a meeting called for that purpose.

     The Proposed Plan broadens the range of activities that a Fund may support but does not change the total amount of fees that the Fund may pay. Under each Proposed Plan, the applicable Fund would be authorized to pay W&R a distribution fee or a service fee, or a combination of the two, that, in the aggregate, does not exceed .25% of the Fund's Class A average annual net assets. A copy of the Proposed Plan, marked to reflect changes from the Current Plan, is attached to this Proxy Statement as Exhibit F.

     Description of the Current Plan and Existing Distribution and Service
Arrangements: Currently, W&R provides distribution services as the Fund's principal underwriter, for which it receives the front-end sales charges applicable to purchases of Class A shares of the Fund. In addition, each Fund has adopted the Current Plan under which the Fund may pay W&R a service fee of up to .25% of the Fund's Class A average annual net assets. This service fee is to reimburse W&R for the provision, by W&R, its affiliated companies and/or broker-dealers who sell Fund shares, of personal services to shareholders and/or for actions taken to encourage the maintenance of Class A shareholder accounts. Payments are made under the Current Plan pursuant to a Service Agreement between W&R and the Fund.

     Under the Service Agreement, W&R may, through compensation arrangements, training, support and other means, cause appropriate W&R personnel to maintain personal contact with the Class A shareholders of the Fund and to provide services that may include the provision of information and explanations concerning Class A shareholders' investments in the Fund, shareholders' rights and privileges, and the status of those shareholders' Fund accounts, assistance in the handling of transactions and similar services. Additionally, W&R may increase the services provided to Fund Class A shareholders by office personnel located at its branch offices and engage in such other activities as W&R deems appropriate and useful to provide personal services to Class A shareholders of the Fund and/or to maintain Class A shareholder accounts. The Current Plan also contemplates that W&R may pay a portion of the service fee it receives from the Fund to other broker-dealers who regularly sell Class A shares of the Fund to compensate such other broker-dealers for providing services to Class A shareholders and/or maintaining Class A shareholder accounts. To date, W&R has not entered into any such arrangements with other broker-dealers with respect to Class A shares for any of the Funds.

     The Current Plan requires that W&R furnish to the Board of Directors of the Fund, at least quarterly, a written report of the amounts expended pursuant to the Current Plan and the purposes for which such expenditures were made. While the Current Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund are committed to the discretion of the Independent Directors.

     The Current Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Plan Directors or by a vote of a majority of the outstanding Class A shares of the Fund. The Current Plan may be amended by a vote of the Directors, including a vote of the Independent Plan Directors, cast in person at a meeting called for that purpose. Any material amendment to the Current Plan, including any amendments to increase materially the amount of the fees a Fund is authorized to pay thereunder, requires the approval of the Fund's Class A shareholders.

     In accordance with its terms, the Current Plan of each Fund, other than Asset Strategy, was approved initially on October 1, 1993, by a majority of the applicable Fund's Class A shareholders. The Current Plan for Asset Strategy was approved by its initial shareholder on March 9, 1995. The Current Plan remains in effect from year to year provided such continuance is approved annually by a vote of the Fund's Directors, including a majority of the Independent Plan Directors, cast in person at a meeting called for the purpose of voting on such continuance. The continuance of the Current Plan for each Fund, other than Asset Strategy, was most recently approved by the Directors, including the Independent Plan Directors, cast in person at a meeting called for this purpose on August 28, 1996. Continuance of the Current Plan for Asset Strategy was so approved on February 5, 1997.

     As of the end of its last fiscal year, each Fund paid W&R the following service fees with respect to the Class A shares:

                                                               Service Fees Paid
                                                          Fiscal Year Ended 1996
                                                                    % of Average
                                                               Amount Net Assets

  Asset Strategy
     (fiscal year ends September 30)                              0.18%

  United Funds, Inc.
     Bond Fund                                                    0.14
     Income Fund                                                  0.15
     Accumulative Fund                                            0.13
     Science and Technology                                       0.15
     (fiscal year ends December 31)

  Gold & Government
     (fiscal year ends December 31)                               0.25

  High Income II
     (fiscal year ends September 30)                              0.15

  International Growth
     (fiscal year ends June 30)                                   0.16

  Municipal Bond
     (fiscal year ends September 30)                              0.13

  Municipal High Income
     (fiscal year ends September 30)                              0.14

  Retirement Shares
     (fiscal year ends June 30)                                   0.15

  Vanguard Fund
     (fiscal year ends September 30)                              0.16

                                                               Service Fees Paid
                                                Fiscal Year Ended March 31, 1997
                                                                   % of  Average
                                                               Amount Net Assets

  Continental Income                                              0.16%
  Government Securities                                           0.16
  High Income                                                     0.14
  New Concepts                                                    0.18

     Since the inception of each Current Plan, W&R has not sought reimbursement for all of the costs and expenses it incurred in providing services under the Current Plan.

     Description of the Proposed Plan

     The terms and conditions of the Proposed Plan are identical to the terms and conditions of the Current Plan, except: (a) as appropriate to authorize the Fund's payment for distribution services by W&R and/or other broker-dealers who sell Class A shares of the Fund; and (b) to remove references to the Service Agreement under which service fees are paid under the Current Plan but which is not necessary for implementation of the Proposed Plan. Amendment of each Fund's Current Plan as provided in the Proposed Plan will provide the Fund with the flexibility to pay W&R either a "distribution fee" to finance the distribution of the Fund's Class A shares or a "service fee" for the provision of personal services to Class A shareholders and/or the maintenance of Class A shareholder accounts, or a combination of these distribution and service fees.

     The Proposed Plan provides that the applicable Fund may pay W&R a distribution fee and/or service fee that, in the aggregate, does not exceed on an annual basis .25 of 1% of the Fund's Class A average annual net assets, the same limit as in the Current Plan. Each Fund's expenditures under the Current Plan have been equal to or less than the maximum permitted. W&R anticipates that, for some period of time, this same level of expenditures will continue under the Proposed Plan. W&R will notify the Board of Directors of the Fund if expenditures under the Proposed Plan are anticipated to increase from the current level.

     Under the Proposed Plan, W&R expects to provide the same personal services to Class A shareholders and/or the maintenance of Class A shareholders' accounts provided under the Current Plan. The distribution services that W&R may provide include, but are not limited to, the printing and mailing of prospectuses and sales material to prospective investors in Class A shares of the Fund, training of sales personnel, advertising and other promotional activities, including compensating other broker-dealers who sell Fund Class A shares for their distribution services.

     For purposes of the Proposed Plan and the application of Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules, the "distribution fee" may be considered a sales charge that is deducted from the Class A net assets of the Fund and does not include the service fee. The "service fee" is a payment for personal services and/or the maintenance of shareholder accounts, as defined pursuant to Rule 2830 of the Conduct Rules (formerly Article III, Section 26(b) of the NASD Rules of Fair Practice, which is referred to in the Current Plan). If the NASD adopts a definition of a "service fee" for purposes of Rule 2830 that differs from the definition of "service fee" as used in the Proposed Plan, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" will be amended to conform to the NASD definition.

     Director Consideration of the Plan

     Prior to approving the amendment of the Current Plan to change it into the Proposed Plan, the Board of Directors of each Fund, including the Independent Plan Directors, reviewed detailed information relating to the Proposed Plan. Each Board consulted with independent counsel. Among other matters each Board considered with respect to the Class A shares of the applicable Fund were:

     1. the level and consistency of personal services and/or maintenance of shareholder accounts provided to Class A shareholders since the adoption of the Current Plan;

     2. the extent to which W&R's provision of personal services and/or maintenance of shareholder accounts have resulted in increased shareholder satisfaction and reduced redemptions;

     3. whether the payment of a distribution fee in addition to or in lieu of a service fee would adversely affect W&R's provision of personal services and/or maintenance of Class A shareholder accounts and result in decreased shareholder satisfaction and increased redemptions;

     4. whether the flexibility to reimburse W&R for expenses incurred in connection with the distribution of the Fund's Class A shares under the Proposed Plan would result in a further retention of Class A assets and increased sales of Class A shares;

     5. the benefits to the Class A shares of the Fund from W&R's and its affiliates' ability to attract and retain a professional staff to provide distribution services and personal services to Class A shareholders and/or maintenance of Class A shareholder accounts that may not be present if Fund Class A assets were declining;

     6. the cost to the Class A Fund shareholders for W&R to provide the distribution services and personal services to Class A shareholders and/or maintenance of Class A shareholder accounts under the Proposed Plan and the effect on the performance of Class A shareholder investments over various periods of time;

     7. the mutual fund industry's practices in the past several years of adopting and maintaining plans similar to the Proposed Plan;

     8. the benefits to W&R's affiliates whose fees for providing investment management and transfer agency services to the Fund are based on the level of the Fund's Class A net assets and the number of its shareholder accounts, if distribution services under the Proposed Plan result in increased sales of the Fund's Class A shares;

     9. the benefits to W&R in receiving payment for certain distribution-related activities that it may now provide without reimbursement;

    10. the competitive benefits associated with the adoption of a plan that is substantially the same as that currently in effect for Waddell & Reed Funds, Inc., Class B shares, particularly with respect to the maintenance of a comparable incentive and compensation structure for W&R and its affiliates in connection with the distribution of Class A shares and the provision of shareholder services; and

    11.   the merits of possible alternatives to the Proposed Plan.

     Following its consideration, the Board of Directors of each Fund, including the Independent Plan Directors, concluded that the fees payable by that Fund pursuant to the Proposed Plan were reasonable in view of the services that would be provided by W&R and the benefits of the Proposed Plan to the Fund. The Directors of each Fund, including the Independent Plan Directors, determined that the implementation of the Proposed Plan would be in the best interests of the applicable Fund and would have a reasonable likelihood of benefiting the Fund and its Class A shareholders. The Directors, however, recognized that there was no assurance that the benefits sought pursuant to the Proposed Plan would be achieved nor when or in what period of time the benefits might be realized.

     If this Proposal is not approved by the Class A shareholders of a Fund, the Current Plan will remain in effect for that Fund. The Board of Directors may also consider such further action as may be appropriate, and W&R has advised each Fund that, if the Proposed Plan is not approved, it may consider the development of a modified Proposed Plan for presentation to the Fund.

     Required Vote: The adoption of the Proposed Plan by each Fund with respect to its Class A shares requires the favorable vote of the holders of a majority of the Fund's outstanding Class A shares, which, as defined in the 1940 Act, is the affirmative vote of the lesser of: (a) 67% or more of the Fund's Class A shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding Class A shares are so present or represented; or (b) more than 50% of the Fund's outstanding Class A shares.

                   THE BOARDS OF DIRECTORS RECOMMEND THAT YOU
                              VOTE FOR PROPOSAL 7.


                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail, telephone or oral communications by representatives of each Fund, regular employees and sales representatives of W&R, W&R's affiliates, certain broker-dealers (who may be specifically compensated for such services), or by representatives of Management Information Services Corp., professional proxy solicitors, retained by the Funds who will be paid the following approximate fees for soliciting services set forth below. Each Fund will pay this firm for its share of the fees and out-of-pocket expenses for proxy solicitation. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund.

                                                                 Soliciting Fees
                                                                    and Expenses
Fund                                                          (Approximate)
Asset Strategy                                                      $   160
Cash Management                                                       2,472
Continental Income                                                    1,535
United Funds, Inc.
  Income Fund                                                        11,824
  Bond Fund                                                           1,268
  Accumulative Fund                                                   2,754
  Science and Technology                                              4,162
Gold & Government Fund                                                  291
Government Securities                                                   455
High Income                                                           1,904
High Income II                                                          948
International Growth                                                  4,127
Municipal Bond                                                        1,097
Municipal High Income                                                   570
New Concepts                                                          3,146
Retirement Shares                                                     1,810
Vanguard                                                              4,828

                        RECEIPT OF SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund's shareholders should send such proposals to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


                                 OTHER BUSINESS

     No Fund knows of any other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

   May 22, 1997                      By order of the Boards of Directors,



                                     Sharon K. Pappas, Secretary

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A--Number of Outstanding Shares of Each Fund...................A-1

Exhibit B--Beneficial Ownership of Greater than 5% of Fund Shares......B-1

Exhibit C--Fund Ownership of Nominees and Current Board Members........C-1

Exhibit D--Summary of Futures Contracts, Options, Forward..............D-1
           Contracts, Swaps, Caps, Collars, Floors and
           Indexed Securities

Exhibit E--Existing Fundamental Restrictions Proposed to be............E-1
           Modified or Eliminated

Exhibit F--Form of Distribution and Service Plan.......................F-1

                                                                       EXHIBIT A

NUMBER OF OUTSTANDING SHARES OF EACH FUND
                                                     Shares Outstanding
                                                          as of
Fund                                                    Record Date

Asset Strategy
  Class A                                               5,094,550
  Class Y                                                  53,562
Cash Management
  Class A                                             491,422,770
  Class B                                               7,876,087
Continental Income
  Class A                                              22,187,496
  Class Y                                                 273,656
Gold & Government
  Class A                                               3,123,657
  Class Y                                                  57,635
Government Securities
  Class A                                              24,612,301
  Class Y                                                 127,487
High Income
  Class A                                             106,743,891
  Class Y                                                 336,383
High Income II
  Class A                                              89,826,900
  Class Y                                                 349,051
International Growth
  Class A                                              92,205,817
  Class Y                                                 627,605
Municipal Bond
  Class A                                             134,301,885
  Class Y                                                       0
Municipal High Income
  Class A                                              78,439,223
  Class Y                                                       0
New Concepts
  Class A                                              37,013,416
  Class Y                                                 568,389
Retirement Shares
  Class A                                              77,623,199
  Class Y                                                 342,199
United Funds, Inc.
  Accumulative Fund
     Class A                                          163,436,206
     Class Y                                              348,783
  Bond Fund
     Class A                                           82,879,223
     Class Y                                              667,582
  Income Fund
     Class A                                          148,460,000
     Class Y                                            6,410,539
  Science and Technology Fund
     Class A                                           42,516,676
     Class Y                                              150,707
Vanguard
  Class A                                             166,013,585
  Class Y                                                 588,678

                                                                       EXHIBIT B

BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF A FUND OR CLASS A OF A FUND

                                                       Number and Percentage
                                                   of Shares Beneficially Owned
Name and Address             Fund and Class Thereof              as of April 30,
1997


NONE

                                                                       EXHIBIT C
       FUND OWNERSHIP OF ANY CLASS OF NOMINEES AND CURRENT BOARD MEMBERS

                               No. of Shares Held
                                     as of
                                April 30, 19971

                                               United
                    United    United         Science and    United
                    Income  Accumulative     Technology      Bond
Name of Nominee      Fund       Fund            Fund         Fund
--------------      -----     -------        ---------      ------

Henry L. Bellmon     248         0             0            0

Dodds I. Buchanan    4,021       2,351         0            3,014

James M. Concannon   563         0             0            0

John A. Dillingham   0           0             0            0

Linda Graves         0           0             0            0

John F. Hayes        3,486       0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    27,579      0             0            0

Ronald K. Richey     0           0             0            0

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   223         0             0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           0             0            0

Frederick Vogel III  1,467       4,336         829          241

Paul S. Wise         1,850       0             278          0

All Directors and
  executive officers
  as a group*        47,992*     6,687*        5,106*       3,255*

*Less than 1% of the outstanding shares of the Fund

1Unless otherwise stated, as of the date indicated, each Director had sole voting and investment power of shares owned.

                     United      United        United        United
                      Asset       Cash       Continental     Gold &
                    Strategy    Management     Income       Government
Name of Nominee     Fund, Inc.     Inc.      Fund, Inc.     Fund, Inc.
---------------     ---------    --------    ----------     ----------

Henry L. Bellmon     0           0             0            0

Dodds I. Buchanan    0           38,031        0            0

James M. Concannon   0           0             0            0

John A. Dillingham   0           0             0            0

Linda Graves         0           38,312        0            0

John F. Hayes        0           0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    0           9,672         0            0

Ronald K. Richey     0           1,130,678     0            0

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   0           0             0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           66,879        0            0

Frederick Vogel III  147         58,828        0            0

Paul S. Wise         0           15,382        0            0

All Directors and
  executive officers
  as a group*        147*        2,227,236*    0*           0*

*Less than 1% of the outstanding shares of the Fund

                      United     United        United        United
                    Government    High       High Income  International
                    Securities   Income      Fund II,        Growth
Name of Nominee     Fund, Inc.  Fund, Inc.      Inc.       Fund, Inc.
---------------     ---------   ---------    ---------    ------------

Henry L. Bellmon     0           0           0            0

Dodds I. Buchanan    0           7,681       0            0

James M. Concannon   0           0           0            0

John A. Dillingham   0           0           0            0

Linda Graves         4,986       0           0            0

John F. Hayes        0           0           0            0

Glendon E. Johnson   0           0           0            0

William T. Morgan    0           64,398      285,883      90,245

Ronald K. Richey     0           0           0            0

William L. Rogers    0           0           0            0

Frank J. Ross, Jr.   0           0           0            294

Eleanor B. Schwartz  0           0           0            0

Keith A. Tucker      0           0           0            645

Frederick Vogel III  14,169      0           0            0

Paul S. Wise         0           0           0            1,592


All Directors and
  executive officers
  as a group*        19,155*     72,079*     285,883*     122,893*

*Less than 1% of the outstanding shares of the Fund

                      United     United        United       United
                    Municipal   Municipal       New       Retirement
                      Bond     High Income    Concepts     Shares,
Name of Nominee     Fund, Inc.  Fund, Inc.    Fund, Inc.    Inc.
---------------     ---------  -----------    ----------   -------

Henry L. Bellmon     0           0             0            0

Dodds I. Buchanan    0           14,890        3,550        3,401

James M. Concannon   0           0             0            0

John A. Dillingham   0           0             813          0

Linda Graves         125,246     0             0            0

John F. Hayes        0           0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    0           181,108       0            0

Ronald K. Richey     0           0             0            2,336

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   0           451           0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           0             967          0

Frederick Vogel III  0           0             607          0

Paul S. Wise         0           0             1,390        0


All Directors and
  executive officers
  as a group*        139,743*    196,449*      199,780*     5,737*

*Less than 1% of the outstanding shares of the Fund

                       United
                      Vanguard
Name of Nominee      Fund, Inc.
---------------      ----------

Henry L. Bellmon     0

Dodds I. Buchanan    0

James M. Concannon   0

John A. Dillingham   0

Linda Graves         9,931

John F. Hayes        0

Glendon E. Johnson   0

William T. Morgan    0

Ronald K. Richey     0

William L. Rogers    0

Frank J. Ross, Jr.   0

Eleanor B. Schwartz  0

Keith A. Tucker      0

Frederick Vogel III  1,000

Paul S. Wise         0


All Directors and
  executive officers
  as a group*        20,574*

*Less than 1% of the outstanding shares of the Fund

                                                                       EXHIBIT D

SUMMARY OF FUTURES CONTRACTS, OPTIONS, FORWARD CONTRACTS, SWAPS, CAPS, COLLARS,
                         FLOORS AND INDEXED SECURITIES

Futures Contracts

     When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Options on Futures Contracts

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund has written a call, it assumes a short futures position. If a Fund has written a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

Options on Securities, Currencies and Indices

     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date at a predetermined price. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.

Forward Contracts

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward contract agreed upon by the parties, at a price set at the time of the forward contract. These forward contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Swaps, Caps, Collars and Floors

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

Indexed Securities

     Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Special Investments Considerations and Risks

     The use of options, futures contracts, options on futures contracts, forward currency contracts, swaps, caps, collars and floors, and the investment in indexed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative instruments for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, foreign currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or foreign exchange rate movements or stock market movements or the time span within which the movements take place.

     Options and futures contracts may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

                                                                       EXHIBIT E

                        EXISTING INVESTMENT RESTRICTIONS
                     PROPOSED TO BE MODIFIED OR ELIMINATED

                        United Asset Strategy Fund, Inc.

The Fund:

 (i) May not sell securities short, provided that transactions in futures contracts, options and other financial instruments are not deemed to constitute short sales;

(ii) May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts, options and other financial instruments;

(iii) May not borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

(iv) May not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling currencies, futures contracts, options, forward currency contracts or other financial instruments);

 (v) May not purchase or retain the securities of an issuer if the officers and directors of the Fund and of Waddell & Reed Investment Management Company, the Fund's investment manager ("WRIMCO"), owning beneficially more than / of 1% of the securities of an issuer together own beneficially more than 5% of the securities of that issuer;

(vi) May not make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be lent to another party; (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; and (c) by engaging in repurchase agreements with respect to portfolio securities.

                          United Cash Management, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of the total value of its outstanding securities; or buy the securities (not including U.S. Government Obligations) of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry; U.S. Government Obligations and bank obligations and instruments are not included in this limit (but see "Foreign Obligations and Instruments");

(ii) May not engage in the underwriting of securities or invest in restricted securities, which are securities that are restricted as to disposition under the Federal securities laws, except commercial paper that is exempt from registration under Section 4(2) of the Securities Act of 1933;

(iii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own a certain percentage of the same securities; if any one of these individuals owns more than .5 of 1% of the shares of a company and if the individuals who own that much or more own 5% of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(iv) May not make loans other than certain limited types of loans described herein; the Fund can buy debt securities that it is permitted to purchase; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see ``Repurchase Agreements'' above).

                      United Continental Income Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell futures contracts on broadly-based stock indices ("Stock Index Futures"), futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instruments permitted by its fundamental policies;

(iii) May not purchase warrants, which are rights to buy securities;

(iv) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 25% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets but may enter into escrow and collateral arrangements in connection with the use of options and futures. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(vii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(viii)May not lend money or other assets, other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                               United Funds, Inc.

Each of Bond Fund, Income Fund, Accumulative Fund and Science and Technology
      Fund:

(i) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, a Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies;

(ii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, United Bond Fund and United Science and Technology Fund do not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iii) May not buy a security if, as a result, it would own more than ten percent of the issuer's voting securities or any class of its securities, or if more than five percent of its total assets would be invested in securities of that issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

(iv) May not buy securities of companies less than three years old, that is, which have not been in continuous operation for at least three years, including the operation of predecessor companies; buy securities that do not have readily available market quotations, other than commercial paper;

(v) May not purchase warrants, except United Bond Fund may invest in warrants, valued at the lower of cost or market, up to 5% of the value of its net assets, which amount may include no more than 2% of its net assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

(vi) May not buy or continue to hold securities if the Corporation's Directors or officers or certain others own a certain percentage of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(vii) May not lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities that have been sold to the public; the Funds may buy other obligations customarily acquired by institutional investors; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

Additional Investment Restrictions of Bond Fund

(i) United Bond Fund may not buy commodities or commodity contracts; however, it may buy and sell any of the financial instruments it is permitted to by fundamental policy, whether or not any such financial instrument is considered to be a commodity or commodity contract;

(ii) United Bond Fund may not borrow money or mortgage or pledge any assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options;

(iii) United Bond Fund may write (i.e., sell) call options, but only if (i) the investments to which the call relates are either debt securities or Debt Futures; and (ii) either (a) the calls are covered, i.e., the Fund owns the related investments (or other investments acceptable for escrow arrangements) while the call is outstanding, or (b) the related investments are Debt Futures;

(iv) United Bond Fund may purchase calls but only if the related investments are either debt securities or Debt Futures;

(v) United Bond Fund may purchase put options but only if the investments to which the put relates are debt securities or Debt Futures. The Fund may purchase puts as to related investments it owns ("protective puts") or as to related investments it does not own ("nonprotective puts");

(vi) United Bond Fund may write (i.e., sell) puts but only if the related investments are debt securities or Debt Futures;

(vii) United Bond Fund may only purchase and sell Debt Futures.

Additional Investment Restrictions of Accumulative Fund, Income Fund and Science and Technology

(i) The Funds may not purchase or write puts, calls or combinations thereof; however call options may be written on securities if (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, a Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 25% of any one Fund's total assets would be subject to calls. In addition, the Funds may purchase calls and write and purchase put options on securities in which the Funds may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(ii) The Funds may not buy or sell commodities or commodities contracts except that each Fund may, for non-speculative purposes, buy or sell Stock Index Futures, Debt Futures and options on Stock Index Futures and Debt Futures;

(iii) The Funds may not borrow money or pledge any of their assets but may enter into escrow and collateral arrangements in connection with investment in options and futures contracts.

                      United Gold & Government Fund, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except, as stated in the Prospectus, the Fund intends to concentrate in gold and other minerals-related securities;

(ii) May not sell securities short or buy securities on margin, however, the Fund may make margin deposits in connection with Government Securities Futures contracts and options thereon; also, the Fund may not engage in arbitrage transactions;

(iii) May not engage in the underwriting of securities or invest in restricted securities, except up to 5% of total assets taken at the time of purchase may be invested in restricted foreign securities. Restricted securities are securities subject to legal or contractual restrictions on resale;

(iv) May not buy commodities except that it may invest up to 25% of its total assets in gold, silver and platinum and may buy put and call options and Government Securities Futures. Put and call options and Government Securities Futures may, for various purposes, be considered to be "commodities" or "securities" but the Fund may buy them whether they are "commodities" or "securities." The Fund may also not buy any minerals-related programs or leases;

(v) May purchase and write (sell) put and call options only on U.S. Government Securities (except that the Fund may write call options on securities whether or not they are U.S. Government Securities);

(vi) May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments acceptable for escrow arrangements);

(vii) May only purchase or write options if they are listed on a domestic securities or commodities exchange or quoted on the National Association of Securities Dealers Automated Quotations system ("Nasdaq"), except the Fund may purchase optional delivery standby commitments;

(viii)May only buy and sell futures contracts relating to U.S. Government Securities ("U.S. Government Securities Futures") and options thereon;

(ix)  May buy and sell only listed options on U.S. Government Securities
      Futures;

(x) May not have more than 15% of the value of its assets committed to the consummation of forward currency contracts;

(xi) Will not enter into forward currency contracts or maintain a net exposure to forward currency contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency;

(xii) May hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise;

(xiii)May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow deposits required by put and call transactions. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(xiv) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one-twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xv) May not make loans other than certain limited types of loans; the Fund can also buy debt securities that have been sold to the public; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

                    United Government Securities Fund, Inc.

The Fund:

(i) May not buy any securities or commodities other than U.S. Government Securities, put and call options and Government Securities Futures. Put and call options and Government Securities Futures may, for various purposes, be considered to be "commodities" or "securities" but the Fund may buy them whether they are "commodities" or "securities." The Fund may not buy any voting securities, any mineral related programs or leases or any shares of other investment companies;

(ii) May not sell securities short or buy securities on margin; however, the Fund may make margin deposits in connection with Government Securities Futures and options thereon; also, the Fund may not engage in arbitrage transactions;

(iii) May not borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its assets. Interest on borrowing would reduce the Fund's income. The Fund may, without violation of this restriction, make the escrow deposits required by its put and call activities;

(iv) May purchase and write put and call options (including optional delivery standby commitments) only on U.S. Government Securities;

(v) May buy and sell futures contracts but only those relating to U.S. Government Securities and options thereon and these options must be listed on a domestic securities or commodities exchange or quoted on Nasdaq;

(vi) Calls written by the Fund on U.S. Government Securities must be covered (i.e., the Fund must own the related investments or other investments acceptable for escrow arrangements);

(vii) May write puts only if they are listed on a domestic securities or commodities exchange or quoted on Nasdaq (National Association of Securities Dealers Automated Quotations system);

(viii)May invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ix) May not make loans other than certain limited types of loans as indicated above; the Fund can buy the U.S. Government Securities which it is permitted to buy; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above).

                         United High Income Fund, Inc.

The Fund:

(i) May not buy commodities or commodity contracts or invest in mineral related programs or leases; however, it may buy and sell any of the financial instruments that it may use as permitted by any other fundamental policy, whether or not any such financial instrument is considered to be a commodity or a commodity contract;

(ii) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities of that company; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(iii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions; however, the Fund may make margin deposits in connection with any of the financial instruments it may use as permitted by any of its other fundamental policies;

(iv) May not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities. The Fund will not purchase restricted securities if as a result of such purchase more than 10% of its net assets would be invested in such securities;

(v) May not hold securities unless they are securities of a company that has been in continuous operation for at least three years, including the operations of predecessor companies, or are securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. However, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets so invested;

(vi) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vii) May purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), futures contracts relating to debt securities and futures contracts on broadly-based stock indices and options thereon;

(viii)May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements);

(ix) May invest up to 5% of its net assets, valued at the lower of cost or market, in warrants;

(x) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xi) May not make loans other than certain limited types of loans; the Fund may buy debt securities which have been sold to the public; it may also buy other obligations customarily acquired by institutional investors; this can be considered to be making loans. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above).

                        United High Income Fund II, Inc.

The Fund:

(i) May not buy commodities or commodity contracts; however, it may buy and sell options and futures as permitted by any other fundamental policy, whether or not any such option or future is considered to be a commodity or a commodity contract;

(ii) May not buy the securities of a company if it would then own more than 10% of the voting securities or any class of securities of that company; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

(iii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions; however, the Fund may make margin deposits in connection with any of the financial instruments it is permitted to buy or sell in accordance with any other fundamental policies;

(iv) May not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities; however, the Fund will not purchase restricted securities if as a result of such purchase more than 10% of its assets would be invested in such securities;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), futures contracts relating to debt securities and futures contracts on broadly-based stock indices and options thereon;

(vii) May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements);

(viii)May invest up to 5% of its net assets, valued at the lower of cost or market, in warrants;

(ix) May not buy or continue to hold securities of a company if the Fund's Directors or officers or certain others who own more than .5 of 1% of the shares of that company own in the aggregate more than 5% of the shares of that company;

(x) May not make loans other than certain limited types of loans; the Fund may buy debt securities which have been sold to the public; it may also buy other obligations customarily acquired by institutional investors; this can be considered to be making loans. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above).

                     United International Growth Fund, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(ii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

(iii) May not engage in the underwriting of securities or invest in restricted securities, except restricted foreign securities. However, the Fund will not purchase restricted securities if as a result of such purchase more than 5% of its total assets would consist of restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale;

(iv) May not purchase calls, which are rights to buy securities, or purchase puts, which are rights to sell securities. The Fund also may not write (i.e., sell) any puts or calls or combinations of the two except that it may write certain covered call options and purchase calls to close out its position in a call which it has written;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May not buy commodities or commodity contracts other than forward currency contracts and foreign currency;

(vii) May write listed, covered calls on securities (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) if, when a call is written, not more than 10% of the Fund's total assets would be subject to calls;

(viii)May enter into forward currency contracts provided that it does not have more than 15% of the value of its assets committed to the consummation of all such contracts;

(ix) Will not enter into forward currency contracts or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency;

(x) May hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise;

(xi) May purchase warrants and rights to purchase securities only if, as a result of such purchase, no more than 5% of its total assets would consist of warrants, rights or a combination thereof;

(xii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xiii)May not make loans other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                        United Municipal Bond Fund, Inc.

The Fund:

(i) May not make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), any real estate or interests in real estate investment trusts or any investment company securities. Also, the Fund may not engage in repurchase transactions;

(ii) May not invest in securities on which the payment of principal and interest is the obligation of any nongovernmental entity (i.e., a company) unless the company obligated to make these payments has been in continuous operation for at least three years. This three-year period includes the operation of predecessor companies. However, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets in these other securities;

(iii) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with the options, futures contracts and other financial instruments described in the Prospectus; also, the Fund may enter into escrow and collateral arrangements in connection with its use of options and futures contracts;

(iv) May not engage in the underwriting of securities, that is, the selling of securities for others. Also, it may not invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons or because a promise has been given establishing conditions for their sale;

(v) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer";

(vi) May purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and may only buy and sell futures contracts relating to domestic debt securities, futures contracts relating to municipal bond indices and options on futures relating to domestic debt securities;

(vii) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

(viii)May not lend money or other assets; it may, of course, purchase all or a portion of an issue of the municipal bonds or taxable obligations in which it invests.

                    United Municipal High Income Fund, Inc.

The Fund:

(i) May not make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

(ii) May not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), or any real estate or interests in real estate investment trusts;

(iii) May not borrow money or pledge any of its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets (this does not prohibit the escrow and collateral arrangements contemplated in connection with investment in options and futures contracts);

(iv) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with options and futures contracts;

(v) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer";

(vi) May purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and may only buy and sell futures contracts relating to domestic debt securities ("Debt Futures"), futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and options on Debt Futures;

(vii) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

(viii)May not lend money or other assets (neither purchasing the securities in which the Fund may invest or engaging in repurchase agreements is considered "lending").

                         United New Concepts Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell futures contracts on broadly-based stock indices ("Stock Index Futures"), futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures; the Fund may enter into the forward foreign currency exchange contracts discussed above;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies. Also, the Fund may enter into escrow and collateral arrangements in connection with its use of options and futures;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv) May purchase securities of foreign issuers only if not more than 10% of the Fund's assets (including the foreign currency exchange contracts described below) are invested in foreign securities and only if such securities are (i) listed or admitted to trading on a domestic or foreign securities exchange, (ii) represented by American Depositary Receipts (dollar denominated receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the U.S. over-the-counter market, or (iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof;

(v) May not hold foreign currency except in connection with the purchase or sale of foreign securities;

(vi) May purchase warrants if, as a result of such purchase, no more than 5% of its assets would consist of warrants (other than those that have been acquired in units or attached to other securities), and of which no more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange;

(vii) May not purchase or write puts, calls or combinations thereof on securities; however, call options ("calls") may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and
      (iii) when any such call is written, not more than 25% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options ("puts") on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(viii)May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(ix) May, for non-speculative purposes, buy and sell futures contracts on debt securities ("Debt Futures"), and Stock Index Futures and options on Debt Futures and Stock Index Futures;

(x) May enter into forward currency contracts solely in connection with the purchase or sale of a security denominated in a foreign currency when it is desirable to "lock in" the U.S. dollar price of the security;

(xi) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xii) May not invest more than 5% of its assets in companies, including predecessors, with less than three years continuous operation;

(xiii)May not lend money or other assets, other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                         United Retirement Shares, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell Stock Index Futures, futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv)  May not purchase warrants;

(v) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 50% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(vi) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets but may enter into escrow and collateral arrangements in connection with the use of options and futures. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vii) May not buy the securities of any company if it would then own more than 10% of the voting securities or any class of the securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(viii)May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(ix) May not lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                           United Vanguard Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts, except that it may, for non-speculative purposes, buy or sell Stock Index Futures, futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instruments permitted by its fundamental policies;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv) May not invest more than 2% of its net assets valued at the lower of cost or market in warrants. Warrants acquired in units or attached to other securities are not considered for purposes of computing the 2% limitation;

(v) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written not more than 10% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indexes;

(vi) May not borrow money or mortgage or pledge any of its assets; but may enter into escrow and collateral arrangements in connection with the use of options and futures;

(vii) May not buy a security if, as a result, it would own more than 10% of the issuer's voting securities, or if more than 5% of its total assets would be invested in securities of that issuer, or if more than 25% of its assets would then be in securities of companies in any one industry;

(viii)May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one- two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one-twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(ix) May not lend money or other assets, other than through certain limited types of loans; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

                                                                       EXHIBIT F
                         DISTRIBUTION AND SERVICE PLAN
                               FOR CLASS A SHARES

                          (Adopted on October 1, 1993,
                      and Restated on February 8, 1995 and
                            amended on _____, 1997)


This Plan is adopted by [Name of Fund] (the "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") to provide for payment by the Fund of certain expenses in connection with the distribution of the Fund's Class A shares, provision of personal services to the Fund's Class A shareholders and/or maintenance of its Class A shareholder accounts. Payments under the Plan are to be made to Waddell & Reed, Inc. ("W&R") which serves as the principal underwriter for the Fund under the terms of a written Service Agreement ("Agreement") separate and apart from the Underwriting Agreement pursuant to which W&R offers and sells the shares of the Fund.

Distribution Fee and Service Fee
The Fund is authorized to pay to W&R an amount not to exceed on an annual basis
 .25 of 1% of the Fund's average net assets of the Class A shares as either (1) a "distribution fee" to finance the distribution of the Fund's Class A shares, or
(2) a "service fee" to finance shareholder servicing by W&R, its affiliated companies, broker-dealers who may sell Class A shares and other third-parties to encourage and foster the maintenance of Class A shareholder accounts, or as a combination of the two fees. The amounts shall be payable to W&R monthly or at such other intervals as the board of directors may determine to reimburse W&R for costs and expenses incurred.

NASD Definition
For purposes of this Plan, the "distribution fee" may be considered as a sales charge that is deducted from the Class A net assets of the Fund and does not include the service fee. The "service fee" shall be considered a payment made by the Fund for personal service and/or maintenance of Class A shareholder accounts, as such is now defined by the National Association of Securities Dealers, Inc. ("NASD"), provided, however, if the NASD adopts a definition of "service fee" for purposes of Article III, Section 26(b) of its Rules of Fair Practice Rule 2830 of the NASD Conduct Rules that differs from the definition of "service fee" as presently used, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" as used herein shall be automatically amended to conform to the NASD definition.

Quarterly Reports
W&R shall provide to the board of directors of the Fund and the board of directors shall review at least quarterly a written report of the amounts so expended of the distribution fee and/or service fee paid or payable to it under this Plan and the purposes for which such expenditures were made.

Approval of Plan
This Plan shall become effective when it has been approved by a vote of at least a majority of the outstanding Class A voting securities of the Fund (as defined in the Act) and by a vote of the board of directors of the Fund and of the directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors or shareholders of the Fund) ("independent directors") cast in person at a meeting called for the purposes of voting on such Plan. The initial Agreement shall become effective the effective date of this Plan, provided however, that it has been approved in accordance with the requirements of Rule 12b-1 under the Act.

Continuance
This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation
In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and W&R shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

Termination
This Plan may be terminated at any time by a vote of a majority of the independent directors of the Fund or by a vote of the majority of the outstanding Class A voting securities of the Fund without penalty. On termination, the payment of all distribution fees and service fees shall cease, and the Fund shall have no obligation to W&R to reimburse it for any cost or expenditure it has made or may make to distribute the Class A shares or service Class A shareholder accounts.

Amendments
This Plan may not be amended to increase materially the amount to be spent for distribution of Class A shares, personal service and/or maintenance of shareholder accounts without approval of the Class A shareholders, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove.

Directors
While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Fund shall be committed to the discretion of the directors who are not interested persons of the Fund.

Records
Copies of this Plan, the Underwriting Agreement and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.

UNITED ASSET STRATEGY FUND, INC., Class A Shares
UNITED CASH MANAGEMENT, INC., Class A Shares
UNITED CONTINENTAL INCOME FUND, INC., Class A Shares
UNITED FUNDS, INC., Class A Shares
UNITED GOLD & GOVERNMENT FUND, INC., Class A Shares
UNITED GOVERNMENT SECURITIES FUND, INC., Class A Shares
UNITED HIGH INCOME FUND, INC., Class A Shares
UNITED HIGH INCOME FUND II, INC., Class A Shares
UNITED INTERNATIONAL GROWTH FUND, INC., Class A Shares
UNITED MUNICIPAL BOND FUND, INC., Class A Shares
UNITED MUNICIPAL HIGH INCOME FUND, INC., Class A Shares
UNITED NEW CONCEPTS FUND, INC., Class A Shares
UNITED RETIREMENT SHARES, INC., Class A Shares
UNITED VANGUARD FUND, INC., Class A Shares

THIS PROXY/AUTHORIZATION AND DIRECTION OF EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED "FOR" THAT PROPOSAL.

              NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

    Please fold and detach card at perforation.  Return bottom portion only.

                   Please vote by filling in the boxes below.

1.For each Fund:  To elect as Directors
  H. Bellmon; D. Buchanan; J. Concannon; J. Dillingham; L. Graves; J. Hayes;
  G. Johnson; W. Morgan; R. Richey; W. Rogers; F. Ross; E. Schwartz; K. Tucker;
  F. Vogel; P. Wise

/ / FOR ALL
/ / WITHHOLD ALL

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

________________________________________________________________________

2.   For each Fund:  To ratify the                FOR    AGAINST   ABSTAIN
     selection of Deloitte & Touche LLP           / /      / /       / /
     as the Fund's independent
     accountants for its current fiscal year

3.   For each Fund:  To approve                   FOR    AGAINST   ABSTAIN
     changes to certain of its                    ALL       ALL      ALL
     fundamental policies                         / /      / /       / /
     and restrictions

      (3.1) Restricted Securities
      (3.2) Diversification of Assets
      (3.3) Unseasoned Issuers
      (3.4) Repurchase Transactions
      (3.5) Options, Commodities and Futures
      (3.6) Pledging
      (3.7) Margin Purchases
      (3.8) Short Sales
      (3.9) Foreign Currencies
     (3.10) Warrants and Rights
     (3.11) Purchasing Call Options
     (3.12) Arbitrage Transactions
     (3.13) Indexed Securities
     (3.14) Securities Owned by Certain Persons
     (3.15) Loans

     To vote against or abstain with respect to a particular proposed change, refer to the proxy statement for the changes applicable to the Fund and write the number of the sub-proposal on the line below.

     _____________________________________________________________________

4    For United Asset Strategy Fund, Inc.:        FOR  AGAINST   ABSTAIN
     To approve a change in the Fund's goal      / /    / /       / /

5    For United Funds, Inc. United Income         FOR  AGAINST   ABSTAIN
     Fund:  To approve a change in the           / /    / /       / /
     Fund's goal

6    For United Cash Management, Inc.:            FOR  AGAINST   ABSTAIN
     To modify the Fund's fundamental            / /    / /       / /
     policy regarding portfolio maturity

7    For each Fund (other than United             FOR  AGAINST   ABSTAIN
     Cash Management, Inc.):  To amend           / /    / /       / /
     the terms of the service plan
     adopted pursuant to Rule 12b-1

                            YOUR VOTE IS IMPORTANT!

      To avoid the expense of adjourning the meeting to a subsequent date, please sign, date and return all proxies received in
                        the enclosed post-paid envelope.

    Please fold and detach card at perforation.  Return bottom portion only.


                             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith A. Tucker and Sharon K. Pappas, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of the Fund in which the undersigned owns shares and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held July 24, 1997, at 2:00 p.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of this card. As to any other matter that may properly come before the meeting, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the Proxy Statement is hereby acknowledged.

                         Dated:  __________________________________, 1997

                                      PLEASE SIGN IN BOX BELOW

                         Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                         _________________________________________________
                         /                                               /
                         /                                               /
                         /                                               /
                         /________________________________________________/Signa
                         Signature(s), Title(s), if applicable

                UNITED ASSET STRATEGY FUND, INC., Class Y Shares
                  UNITED CASH MANAGEMENT, INC., Class B Shares
              UNITED CONTINENTAL INCOME FUND, INC., Class Y Shares
                       UNITED FUNDS, INC., Class Y Shares
              UNITED GOLD & GOVERNMENT FUND, INC., Class Y Shares
            UNITED GOVERNMENT SECURITIES FUND, INC., Class Y Shares
                 UNITED HIGH INCOME FUND, INC., Class Y Shares
                UNITED HIGH INCOME FUND II, INC., Class Y Shares
             UNITED INTERNATIONAL GROWTH FUND, INC., Class Y Shares
                UNITED MUNICIPAL BOND FUND, INC., Class Y Shares
            UNITED MUNICIPAL HIGH INCOME FUND, INC., Class Y Shares
                 UNITED NEW CONCEPTS FUND, INC., Class Y Shares
                 UNITED RETIREMENT SHARES, INC., Class Y Shares
                   UNITED VANGUARD FUND, INC., Class Y Shares

                6300 Lamar Avenue . Overland Park, Kansas 66202


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 July 24, 1997

To Shareholders:

     Notice is hereby given that a Special Meeting of the shareholders of each of the investment companies set forth above (each, a "Fund" and collectively, the "Funds"), respectively, will be held jointly at 6300 Lamar Avenue, Overland Park, Kansas 66202, on the 24th day of July, 1997, at 2:00 p.m., local time, or any adjournment(s) thereof, for the following purposes:

     1.   For each Fund:  To elect the Board of Directors;

     2. For each Fund: To ratify the selection of Deloitte & Touche LLP as independent accountants for its current fiscal year;

     3. For each Fund: To approve or disapprove changes to certain of its fundamental investment policies and restrictions;

     4. For United Asset Strategy Fund, Inc. only: To approve or disapprove a change in its goal;

     5. For United Funds, Inc. - United Income Fund only: To approve or disapprove a change in its goal by adding a secondary goal;

     6. For United Cash Management, Inc. only: To approve or disapprove a change in its fundamental policy regarding portfolio maturity;

     7. To transact such other business as may properly come before the Special Meetings or any adjournment(s) thereof.

     The Board of Directors of each Fund has fixed the close of business on May 7, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meetings. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of any of the Funds at the close of business on May 7, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and properly return the enclosed proxy card(s) in the enclosed postage paid envelope. If you do not sign and return your proxy card(s), the Funds may incur the additional expense of subsequent mailings in order to have a sufficient number of cards signed and returned.

     Retain this Notice and Proxy Statement. This is a joint Notice and Proxy Statement for the above-named Funds in the United Group of Mutual Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each Fund on the proxy card provided with respect to that Fund. Please sign, date and return any and all proxy cards that are mailed to you.

   May 30, 1997                    By Order of the Boards of Directors

                                   Sharon K. Pappas, Secretary

                UNITED ASSET STRATEGY FUND, INC., Class Y Shares
                  UNITED CASH MANAGEMENT, INC., Class B Shares
              UNITED CONTINENTAL INCOME FUND, INC., Class Y Shares
                       UNITED FUNDS, INC., Class Y Shares
              UNITED GOLD & GOVERNMENT FUND, INC., Class Y Shares
            UNITED GOVERNMENT SECURITIES FUND, INC., Class Y Shares
                 UNITED HIGH INCOME FUND, INC., Class Y Shares
                UNITED HIGH INCOME FUND II, INC., Class Y Shares
             UNITED INTERNATIONAL GROWTH FUND, INC., Class Y Shares
                UNITED MUNICIPAL BOND FUND, INC., Class Y Shares
            UNITED MUNICIPAL HIGH INCOME FUND, INC., Class Y Shares
                 UNITED NEW CONCEPTS FUND, INC., Class Y Shares
                 UNITED RETIREMENT SHARES, INC., Class Y Shares
                   UNITED VANGUARD FUND, INC., Class Y Shares

                6300 Lamar Avenue . Overland Park, Kansas 66202

                                PROXY STATEMENT

                                  INTRODUCTION

     This document is a joint proxy statement with respect to each of the above-listed investment companies (the "Companies") in connection with the solicitation of proxies by the Board of Directors of each Company to be used at the Companies' joint Special Meeting of shareholders ("Meeting") or any adjournment(s) thereof. The Meeting will be held on July 24, 1997, 2:00 p.m. local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, for the purposes set forth in the attached Notice of the Meeting. This Proxy Statement is being first mailed to shareholders on or about May 30, 1997.

     United Funds, Inc. is composed of four separate series, each of which is referred to herein as a "Fund." When the context makes it appropriate, the Companies listed above are referred to in this Proxy Statement collectively as the "Funds" and, individually, as a "Fund." The name of each Fund is set forth below, along with the proposals to be voted on by the shareholders of that Fund. The names of Funds that are series of a Company are indented under the name of the relevant Company.

                                         Name of Fund           Proposals
                                         Used in This         Applicable to
          Fund Name                     Proxy Statement      Company or Fund

United Asset Strategy Fund, Inc.          Asset Strategy        1,2,3,4
United Cash Management, Inc.              Cash Management       1,2,3,6
United Continental Income Fund, Inc.      Continental Income    1,2,3
United Funds, Inc.
   Income Fund                            Income Fund           1,2,3,5
   Bond Fund                              Bond Fund             1,2,3
   Accumulative Fund                      Accumulative Fund     1,2,3
   Science and Technology Fund            Science and Technology1,2,3
United Gold & Government Fund, Inc.       Gold & Government     1,2,3
United Government Securities Fund, Inc.   Government Securities 1,2,3
United High Income Fund, Inc.             High Income           1,2,3
United High Income Fund II, Inc.          High Income II        1,2,3
United International Growth Fund, Inc.    International Growth  1,2,3
United Municipal Bond Fund, Inc.          Municipal Bond        1,2,3
United Municipal High Income Fund, Inc.   Municipal High Income 1,2,3
United New Concepts Fund, Inc.            New Concepts          1,2,3
United Retirement Shares, Inc.            Retirement Shares     1,2,3
United Vanguard Fund, Inc.                Vanguard              1,2,3

     For each Fund, other than those named in the next sentence, a majority of the shares outstanding on the record date, May 7, 1997 ("Record Date"), represented in person or by proxy, of a Fund must be present for the transaction of business at that Fund's Meeting. For New Concepts, Gold & Government, Government Securities, High Income II, Municipal High Income and Asset Strategy, one-third of the shares outstanding on the Record Date, represented in person or by proxy, of that Fund, must be present for the transaction of business at that Fund's meeting. In the event that a quorum is not present or if a quorum is present at the Meeting but sufficient votes to approve any one of the Proposals are not received, the persons named as proxies (or their substitutes) may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "For" such Proposal in favor of an adjournment and will vote those proxies required to be voted "Against" such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals described in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you own shares of more than one Fund or have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your Fund shares on a Proposal applicable to that Fund by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy and give no voting instructions with respect to a Proposal on which you are entitled to vote, your shares will be voted "For" the Proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

     Each full share of a Fund that is issued and outstanding on the record date, whether Class A or Class Y (Class B for Cash Management), is entitled to one vote, and each fractional share issued and outstanding on the record date is entitled to a proportionate share of one vote. The Class A and Class Y (Class B for Cash Management) shareholders of each Fund vote together with respect to each Proposal that affects their Fund, except that all Class A and Class Y shareholders of all the Funds constituting United Funds, Inc., vote together with respect to the election of Directors (Proposal 1) and the ratification of independent accountants (Proposal 2).

     Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     You may revoke your proxy with respect to a Fund: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Fund at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of your proxy.

     Information as to the number of outstanding shares of each Fund, and class thereof, as of the Record Date, is set forth in Exhibit A. A listing of the owners of more than 5% of the shares of a class of any Fund as of April 30, 1997, is set forth in Exhibit B. To the knowledge of each Fund's management, the executive officers and Directors of each Fund, as a group, owned less than 1% of the outstanding shares of each Fund as of April 30, 1997.

     Copies of each Fund's most recent annual and semiannual reports have been sent to shareholders of that Fund on or before the mailing of this Proxy Statement. Shareholders of any Fund may obtain, free of charge, copies of that Fund's annual and semiannual reports by writing to Waddell & Reed, Inc. at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, KS 66201-9217 or calling (800) 366-5465.

        THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THESE PROPOSALS AND
               RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THEM.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     Relevant Companies:  All Companies.

     Discussion. The persons set forth below have been nominated for election as Directors of each Company, and each has consented to his or her nomination and agreed to serve if elected. Each nominee (except James M. Concannon and John A. Dillingham) is currently a Director of each Company. Each current Director serves pursuant to election by shareholders except Linda Graves and Eleanor B. Schwartz, each of whom was elected by the other Directors effective July 12, 1995, and William L. Rogers and Frank J. Ross, Jr., each of whom was elected by the other Directors effective October 16, 1996. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

     The names of each Company's Directors, nominees and executive officers, their respective offices, and principal occupations during the last five years are set forth below.

Directors and Nominees of the Companies

     As of the date of this Proxy Statement, six of each Company's Directors were "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Waddell & Reed Investment Management Company, the investment manager of each Fund ("WRIMCO"), and Waddell & Reed, Inc., each Fund's principal underwriter ("W&R"). The Directors who are "interested persons" are indicated as such by an asterisk. Messrs. Morgan, Richey, and Tucker are interested persons because they are present or former officers, directors and/or shareholders of WRIMCO and/or certain of its affiliates. Ms. Graves and Mr. Hayes are interested persons because of their ownership of shares of Torchmark Corporation, which indirectly controls WRIMCO and W&R, and because Ms. Graves is a member of Mr. Richey's immediate family. Mr. Ross is an interested person because he is a partner in a law firm which has acted as legal counsel for W&R. Each of the Company's Directors is also a Director of each of the funds in the Fund Complex, and each of the Company's officers listed below is also an officer of each of the funds in the Fund Complex. The term "Fund Complex" includes each of the Funds, TMK/United Funds, Inc. with its eleven portfolios, and Waddell & Reed Funds, Inc., with its six funds, each of which is managed by WRIMCO. Waddell & Reed Services Company, an affiliate of W&R and WRIMCO, is the shareholder servicing agent and accounting services agent for each Fund. Its address is the same as that for W&R. A table indicating each Director's and nominee's ownership of Fund shares is attached hereto as Exhibit C.

     RONALD K. RICHEY* (age 70) -- Director of each Company since May 1, 1993 or its inception, whichever is later; Chairman of the Board of Directors of each Company; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of W&R. Father of Linda Graves, Director of each of the Companies in the Fund Complex.

     KEITH A. TUCKER* (age 52) -- Director of each Company since July 17, 1991 or its inception, whichever is later. President of each Company; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, W&R, Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., each an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

     HENRY L. BELLMON (age 75) -- Director of each Company since February 1, 1991 or its inception, whichever is later. Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma.

     DODDS I. BUCHANAN (age 66) -- Director of each Company since December 7, 1971 or its inception, whichever is later. Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado.

     JAMES M. CONCANNON (age 49) -- Dean and Professor of Law, Washburn University School of Law.

     JOHN A. DILLINGHAM (age 58) -- Director and consultant, McDougal Construction Company; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor.

     LINDA GRAVES* (age 43) -- Director of each Company since July 12, 1995. First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of each of the Companies in the Fund Complex.

     JOHN F. HAYES* (age 77) -- Director of each Company since June 28, 1988 or its inception, whichever is later. Director, Central Bank and Trust; Director, Central Kansas Bankshares; Director, Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A.

     GLENDON E. JOHNSON (age 73) -- Director of each Company since June 2, 1971 or its inception, whichever is later. Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

     WILLIAM T. MORGAN* (age 69) -- Director of each Company since February 13, 1985 or its inception, whichever is later. Retired; formerly, Chairman of the Board of Directors and President of each Company (Mr. Morgan retired as Chairman of the Board of Directors and President of each Company on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and W&R; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

     WILLIAM L. ROGERS (age 50) -- Director of each Company since October 16, 1996. Principal, Colony Capital, Inc., a real estate-related investment company; formerly, partner in Trivest, a private investment concern.

     FRANK J. ROSS, JR.* (age 44) -- Director of each Company since October 16, 1996. Partner, Polsinelli, White, Vardeman & Shalton, a law firm.

     ELEANOR B. SCHWARTZ (age 60) -- Director of each Company since July 12, 1995. Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City.

     FREDERICK VOGEL III (age 61) -- Director of each Company since June 2, 1971 or its inception, whichever is later. Retired.

     PAUL S. WISE (age 76) -- Director of each Company since January 12, 1987 or its inception, whichever is later. Director of Potash Corporation of Saskatchewan, a fertilizer company.

     Based on the recommendation of each Company's Nominating Committee, at the meeting of the Board of Directors on April 23, 1997, the Directors of each Company, including the Directors who are not "interested persons" of the Company, as defined in the 1940 Act ("Independent Directors"), unanimously approved the nomination of the foregoing persons to serve or continue to serve as Directors, as applicable, and directed that the election of these nominees be submitted to the Company's shareholders.

     The Boards of Directors of each Company met six times during that Company's most recent fiscal year. Except for Messrs. Rogers and Ross, who were elected to each Company's Board of Directors effective October 16, 1996, each nominee attended, for all Companies, at least 75% of the meetings of the Board and each of its committees on which he or she serves during the respective Companies' most recent fiscal year.

     Each Company has an Audit Committee that reviews and evaluates the audit function, including recommending to the Directors the independent public accountants to be selected for the Companies. The Audit Committee currently consists of Messrs. Buchanan (Chairman) and Vogel, and Ms. Schwartz, each of whom is an Independent Director, and Messrs. Morgan and Hayes. Each was elected to the Audit Committee on August 30, 1995. Each Company's Audit Committee met four times during that Company's most recent fiscal year.

     Each Company also has a Nominating Committee that is responsible for the selection and nomination of the Independent Directors. The Nominating Committee currently consists of Messrs. Johnson and Wise, each of whom is an Independent Director. For United Funds, Inc. and Gold & Government, the Nominating Committee met once during that Company's most recent fiscal year. For New Concepts, Continental Income, Government Securities and High Income the Nominating Committee met twice during that Company's most recent fiscal year. For each of the other Companies, the Nominating Committee did not meet during that Company's most recent fiscal year. The Nominating Committee generally does not consider unsolicited Director nominations recommended by Company shareholders.

     Each of the Directors, other than Messrs. Richey and Tucker, receives an annual retainer of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended, plus reimbursement of expenses of attending such meeting, and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting. The fees and reimbursed expenses paid to the Directors are divided among each of the Funds in the Fund Complex.

     The following table sets forth information relating to the compensation paid to Directors during the last fiscal years:

COMPENSATION TABLE

                                                  Board Member (1)
Amounts Paid During
the Most Recent Fiscal Henry                    John    Glendon William William Frank
Year from Company to   L.      Dodds I. Linda   F.      E.      T.      L.      J.        Eleanor  Frederick  Paul S.
Directors              Bellmon Buchanan Graves  Hayes   Johnson Morgan  Rogers  Ross, Jr. Schwartz Vogel, III Wise
Continental Income     $ 1,568 $ 1,568  $ 1,568 $ 1,568 $ 1,537 $ 1,568 $   739 $   739   $ 1,535  $ 1,568    $ 1,568

Government Securities      442     442      442     442     434     442     202     202       433      442        442

High Income              3,019   3,019    3,019   3,019   2,958   3,019   1,418   1,418     2,955    3,019      3,019

New Concepts             1,634   1,634    1,634   1,634   1,600   1,634     791     791     1,603    1,634      1,634

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
March 31, 1997(2)       50,000  50,000   50,000  50,000  49,000  50,000  24,000  24,000    49,000   50,000     50,000


Cash Management          1,244   1,244      954   1,244   1,244   1,244     N/A     N/A       927    1,244      1,244

International Growth     2,265   2,265    1,720   2,265   2,265   2,265     N/A     N/A     1,674    2,265      2,265

Retirement Shares        1,786   1,786    1,358   1,786   1,785   1,786     N/A     N/A     1,320    1,786      1,786

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
June 30, 1996(2)        47,000  47,000   36,000  47,000  47,000  47,000     N/A     N/A    35,000   47,000     47,000


Asset Strategy              50      50       50      50      50      50     N/A     N/A        48       50         50

High Income II           1,158   1,158    1,158   1,158   1,158   1,158     N/A     N/A     1,158    1,158      1,158

Municipal Bond           3,118   3,118    3,118   3,118   3,118   3,118     N/A     N/A     3,054    3,118      3,118

Municipal High Income    1,219   1,219    1,219   1,219   1,219   1,219     N/A     N/A     1,194    1,219      1,219

Vanguard                 4,097   4,097    4,097   4,097   4,097   4,097     N/A     N/A     4,012    4,097      4,097

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
September 30, 1996(2)   48,000  48,000   48,000  48,000  48,000  48,000     N/A     N/A    47,000   48,000     48,000


Gold & Government          108     108      108     108     106     108      23      23       106      108        108

United Funds, Inc.      21,929  21,929   21,929  21,929  21,482  21,929   4,914   4,914    21,482   21,929     21,929

Total Compensation Paid
to Board Members From
Companies and Fund
Complex for the Year Ended
December 31, 1996(2)    49,000  49,000   49,000  49,000  48,000  49,000  11,000  11,000    48,000   49,000     49,000
(1)  Board members who are also affiliated persons of the Companies, as defined in the 1940 Act, receive no salary, fees or compensation from the Companies.
(2)  No pension or retirement benefits have been accrued as a part of Company expenses.

     The Board of Directors of each Company has created an honorary position of Director Emeritus. The Director Emeritus policy provides that an incumbent Director who has attained the age of 75 and was initially elected as a Director prior to May 31, 1993, may, or if initially elected as a Director on or after May 31, 1993, must, resign his or her position as a Director and, unless he or she elects otherwise, will serve as a Director Emeritus provided that the Director has served as a Director of one or more of the Companies for at least five years, which need not have been consecutive. A Director Emeritus receives an annual fee from the Company in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; provided that a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as a Director Emeritus or in an equivalent lump sum. A Director Emeritus receives these fees in recognition of his or her past services, whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Funds. Messrs. Jay B. Dillingham and Doyle Patterson currently serve as Directors Emeritus.

     If elected, the Directors will hold office without limit in time except (a) any Director may resign, (b) any Director may be removed by shareholders upon an affirmative vote of a majority of all the shares entitled to be cast for the election of Directors, and (c) in connection with the Director Emeritus policy described above.

Executive Officers of the Companies

     The executive officers of each Company, other than those who serve as Directors, are set forth below. Each executive officer, as such, is an "interested person" of each Company. Each executive officer set forth below holds the same position with each of the Companies in the Fund Complex.

     Robert L. Hechler (age 60) -- Vice President and Principal Financial Officer of each Company since 1977 or its inception, whichever is later; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of W&R; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

     Henry J. Herrmann (age 54) -- Vice President of each Company since 1987 or its inception, whichever is later; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of W&R; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

     Theodore W. Howard (age 54) -- Vice President of each Company since 1987, Treasurer and Principal Accounting Officer of each Company since 1976 or its inception, whichever is later; Vice President of Waddell & Reed Services Company.

     Sharon K. Pappas (age 38) -- Secretary of each Company since 1989, Vice President of each Company since 1992, General Counsel of each Company since 1994 or its inception, whichever is later; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and W&R; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of each Company, WRIMCO, Waddell & Reed Financial Services, Inc., W&R, Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

     Required Vote: The election of Directors of a Company requires the favorable vote of the holders of a plurality of the shares cast in person or by proxy of that Company, provided a quorum is present.

        THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 1.

   PROPOSAL 2: RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS EACH
                         FUND'S INDEPENDENT ACCOUNTANTS

     Relevant Companies:  All Companies.

     Discussion. Deloitte & Touche LLP has been selected by the respective Boards of Directors, with the approval of the respective Audit Committees, as each Company's independent public accountants for the Company's current fiscal year. The shareholders of each Company are entitled to vote for or against the ratification of the selection of Deloitte & Touche LLP.

     Deloitte & Touche LLP has advised each Company that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with the Fund or any of its affiliates. Deloitte & Touche LLP has been given the opportunity to make a statement at the Meeting if it so desires. Deloitte & Touche LLP is not expected to have a representative present at the Meeting but will be available should any matter arise requiring its presence.

     On November 5, 1996, Price Waterhouse LLP, the then independent accountants of the Funds, resigned as the independent accountants of the Funds. Price Waterhouse LLP audited the Funds' financial statements during each Company's two most recent fiscal years that ended on or before September 30, 1996, and for the period from October 1, 1996 through November 5, 1996. During such period, the Funds did not have any disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

     Price Waterhouse LLP did not at any time during each Company's two most recent fiscal years, and any subsequent interim period, advise the Company (i) that internal controls necessary for the Company to develop reliable financial statements did not exist, (ii) that it had received information that led it to no longer be able to rely on management's representations that made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that it had received information that if further investigated may materially impact the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements or cause it to be unwilling to rely on management's representations or be associated with the financial statements prepared by management, or (iv) that it had received information that it concluded materially impacted the fairness or reliability of a previously issued or subsequent audit report or the underlying financial statements. Price Waterhouse LLP did not so expand any such audit or conduct further investigation, and no issues existed which were not resolved to the accountants' satisfaction prior to resignation.

     Required Vote: Approval of this Proposal 2 requires the affirmative vote of a majority of outstanding securities of each Company, provided a quorum is present.

        THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSAL 2.

PROPOSAL 3:  APPROVAL OF CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                           AND POLICIES OF EACH FUND

     The following table identifies generally the proposed changes and Funds affected as discussed further below.

Proposal                        Action Proposed   Fund(s) Affected
3.1  Restricted Securities      Elimination       Accumulative Fund, Bond
                                                  Fund, Cash Management,
                                                  Gold & Government, High
                                                  Income, High Income II,
                                                  Income Fund,
                                                  International Growth,
                                                  Municipal Bond, New
                                                  Concepts, Retirement
                                                  Shares, Science and
                                                  Technology and Vanguard

3.2  Diversification of Assets  Modification      All Funds, except Asset
                                                  Strategy and Government
                                                  Securities

3.3  Unseasoned Issuers         Elimination       Accumulative Fund, Bond
                                                  Fund, High Income,
                                                  Income Fund, Municipal
                                                  Bond, New Concepts and
                                                  Science and Technology

3.4  Repurchase Transactions    Elimination       Municipal Bond

3.5  Options, Commodities       Modification and  All Funds, except Cash
     and Futures                /or Elimination   Management

3.6  Pledging                   Elimination       All Funds, except Asset
                                                  Strategy, Cash
                                                  Management, Government
                                                  Securities, Municipal
                                                  Bond and New Concepts

3.7  Margin Purchases           Modification      All Funds, except Cash
                                                  Management

3.8  Short Sales                Modification      All Funds, except Cash
                                                  Management

3.9  Foreign Currencies         Elimination       Gold & Government,
                                                  International Growth and
                                                  New Concepts

3.10 Warrants and Rights        Elimination       Accumulative Fund, Bond
                                                  Fund, Continental
                                                  Income, High Income,
                                                  High Income II, Income
                                                  Fund, International
                                                  Growth, New Concepts,
                                                  Retirement Shares,
                                                  Science and Technology
                                                  and Vanguard

3.11 Purchasing Call Options    Elimination       International Growth,
                                                  New Concepts, Retirement
                                                  Shares and Vanguard

3.12 Arbitrage Transactions     Elimination       Accumulative Fund, Bond
                                                  Fund, Continental
                                                  Income, Gold &
                                                  Government, Government
                                                  Securities, High Income,
                                                  High Income II, Income
                                                  Fund, International
                                                  Growth, Municipal Bond,
                                                  Municipal High Income,
                                                  New Concepts, Retirement
                                                  Shares, Science and
                                                  Technology and Vanguard

3.13 Indexed Securities         Elimination       Government Securities

3.14 Securities Owned by        Elimination       All Funds, except
     Certain Persons                              Government Securities

3.15 Loans                      Modification      All Funds

     Reasons for the Proposed Changes. Pursuant to the 1940 Act, each of the Funds has adopted certain fundamental investment restrictions and policies, which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval. Restrictions and policies that a Fund has not specifically designated as being fundamental are considered to be "non-fundamental" or "operating" and may be changed by the Fund's Board of Directors without shareholder approval.

     Certain of the fundamental restrictions that the Funds have adopted in the past reflect business or industry conditions or practices or federal requirements that are no longer in effect. Other fundamental restrictions reflect regulatory requirements that remain in effect, but which are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new Funds have been created over a period of years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Finally, on October 11, 1996, the National Securities Markets Improvement Act of 1996 (the "NSMIA") was enacted. The NSMIA created a national system of regulating mutual funds by preempting certain state securities or "blue sky" laws that apply to mutual funds. Therefore, certain of the fundamental restrictions reflect state regulatory requirements with which the Funds are no longer required to comply.

     Accordingly, the Board of Directors of each Fund has approved revisions to certain of the Fund's fundamental restrictions in order to simplify, modernize and standardize certain investment restrictions that are required to be fundamental, and to eliminate certain fundamental restrictions that are not legally required. In several instances, if an existing fundamental restriction is eliminated because it is not required to be fundamental, the Fund intends to implement a similar restriction as a non-fundamental, operating policy.

     The Board of Directors believes that eliminating disparities among certain of the Funds' fundamental restrictions will enhance WRIMCO's ability to manage efficiently and effectively the Funds' assets in changing regulatory and investment environments and will facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. In addition, by reducing those policies that can be changed only by shareholder vote, each Fund will be able to avoid the costs and delays associated with a shareholder meeting when making changes to its investment policies that, at a future time, its Board of Directors may consider desirable. Although the proposed changes in fundamental restrictions will allow the Funds greater investment flexibility to respond to future investment opportunities, the Board of Directors does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Fund.

     With respect to investments in options, futures contracts and other derivative instruments, the Board of Directors determined that the current policies for certain Funds unnecessarily restrict these Funds from taking advantage of potential investment and risk management opportunities and techniques. The Board of Directors of each such Fund accordingly considered and approved modifications to certain of the Fund's fundamental restrictions, as well as elimination of certain other fundamental restrictions, that would provide the Funds greater flexibility to attempt to enhance income or yield and to attempt to hedge their investments through the use of options on securities (including index options), options on foreign currencies, futures contracts for the purchase or sale of instruments based on financial indices (including interest rates or an index of U.S. Government or foreign government securities or equity or debt securities) and futures contracts on foreign currencies or debt securities (hereinafter "futures contracts"), and options on futures contracts, forward contracts, swaps and swap-related products and indexed securities. Exhibit D attached hereto sets forth a summary of the features of options, futures contracts, forward contracts, swaps and certain swap-related products and indexed securities, and the potential uses and risks of these investments.

     For certain Funds, the Board of Directors has determined that the Fund would benefit from having greater flexibility with respect to purchasing and selling options, futures contracts and other derivative instruments. The Board of Directors of each such Fund has concluded that amendment and/or elimination of the Fund's current fundamental investment restrictions regarding commodities, options, and other derivative instruments as set forth in sub-proposal 3.5 is in the best interests of each Fund and its shareholders.

     The text and a summary description of each proposed change to the affected Funds' fundamental restrictions are set forth below. For purposes of the discussion of each proposed change, the terms "Fund" or "Funds" refer only to those Funds named as to which the change applies.

     Shareholders should refer to Exhibit E to this Proxy Statement for the text of the existing fundamental restrictions that are proposed to be amended or eliminated. Shareholders should note, however, that, for some Funds, certain of the fundamental restrictions that are treated separately below currently are combined within a single fundamental restriction.

     The text below also describes those operating policies that the Funds intend to implement in conjunction with the elimination of fundamental restrictions under this Proposal 3. To the extent that a current fundamental investment restriction is replaced by a non-fundamental, operating policy, such operating policy could in the future be changed by the Fund's Board of Directors without approval of the affected shareholders, subject to such disclosure to existing and prospective investors as may be required by law.

     If approved by the shareholders of the affected Fund, the amendment or elimination of fundamental investment restrictions shall become operative concurrently with the effectiveness of an amendment to the Fund's registration statement describing the same. If a Proposal is not approved as to a particular Fund, the Fund's corresponding current investment restriction will remain unchanged.

3.1  Elimination of Fundamental Restrictions Regarding Restricted Securities

     Funds to which this change applies: Accumulative Fund, Bond Fund, Cash Management, Gold & Government, High Income, High Income II, Income Fund, International Growth, Municipal Bond, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: Typically, restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered, these securities can only be sold in privately negotiated transactions and/or pursuant to an exemption from registration. Each of these Funds currently has a fundamental restriction that precludes it either from investing more than a specified percentage of its net assets in restricted securities or from investing in restricted securities at all. In addition, Accumulative Fund, Bond Fund, Income Fund and Science and Technology have a fundamental restriction prohibiting investment in securities that do not have readily available market quotations (other than commercial paper), which would include a range of securities not traded on an exchange as well as restricted and illiquid securities.

     However, the Funds' investment restrictions on restricted securities do not expressly refer to liquidity. For example, Rule 144A under the 1933 Act permits resales to eligible institutional investors of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or Nasdaq. Rule 144A reflects recognition that, even though unregistered securities may not be freely offered to the general public, in many cases an active secondary market exists for unregistered securities and other institutional buyers stand ready to purchase such securities at market value from institutional holders such as the Funds in transactions exempt from registration.

     In view of changes that have occurred, and that may in the future occur, in the 1933 Act requirements regarding the types of offers and sales that may be made without an effective registration statement and the increased size and liquidity of the institutional markets for unregistered and/or non-exchange traded securities, the Board of Directors believes that the current restriction(s) for each Fund is unnecessarily limiting, particularly since the Funds also have a non-fundamental policy that limits its illiquid investments. Under that policy, the Fund may not make an investment if, as a result, more than 10% of its net assets would be invested in illiquid investments. (Under a current position of the staff of the Securities and Exchange Commission (the "SEC"), each Fund could invest up to 15% of its assets in illiquid investments, although the Board of Directors of each Fund has no present intention to change any Fund's current policy to reflect this higher limit.)

     If the shareholders of a Fund approve this Proposal to eliminate that Fund's fundamental restriction(s) regarding restricted securities, whether or not the Fund could invest in an unregistered security and, in the case of Accumulative Fund, Bond Fund, Income Fund and Science and Technology, a security for which there is no readily available market quotation, would be determined by reference to the Fund's goal(s) and investment policies, including its policy regarding illiquid investments, subject to the applicable requirements of the 1940 Act.

3.2  Modification of Fundamental Restriction Regarding Diversification of Assets

     Funds to which this change applies: All Funds, except Asset Strategy and Government Securities.

     Discussion: The diversification requirement contained in the current investment restriction of each Fund (other than Asset Strategy) is more restrictive than required under the 1940 Act because the current restriction applies to 100%, rather than 75%, of the Fund's total assets. In addition, Continental Income, Bond Fund, Income Fund, Accumulative Fund, Science and Technology, Gold & Government, High Income, High Income II, International Growth, New Concepts and Retirement Shares are further restricted from purchasing more than 10% of any class of securities of an issuer, and Cash Management is restricted from buying the securities of any company if it would then own more than 10% of the total value of that company's outstanding securities. The 1940 Act's diversification requirement restricts only outstanding voting securities of an issuer, not other classes of securities of that issuer. However, Cash Management would continue to be subject to, and operate in compliance with, the diversification requirements of Rule 2a-7 under the 1940 Act as currently are, or in the future may be, in effect.

     Accordingly, this Proposal will increase the amount of each Fund's assets that may be invested in the securities of any one issuer, and with respect to Continental Income, Bond Fund, Income Fund, Accumulative Fund, Science and Technology, Gold & Government, High Income, High Income II, International Growth, New Concepts and Retirement Shares, will eliminate the restriction against holding more than 10% of any "class" of an issuer's securities. With respect to 75% of the value of its total assets, a Fund would continue to be prohibited from (a) investing in the securities of any one issuer in an amount exceeding 5% of the value of the Fund's total assets, and (b) owning more than 10% of the outstanding voting securities of any one issuer. However, the Fund would not be so restricted with respect to 25% of the value of its total assets. Thus, for example, a Fund would be permitted to invest 25% of its total assets in the securities of one issuer or to invest 10% of its total assets in the securities of one issuer and 15% in the securities of another issuer.

     The greater a Fund's holdings of a particular issuer, the greater the impact that changes in the value of such securities may have on the Fund's total investment portfolio. WRIMCO believes that the proposed amended fundamental restriction will provide each Fund with additional flexibility in connection with the purchase of portfolio securities, while maintaining full compliance with the diversification requirements of the 1940 Act.

     Proposed Text of Fundamental Investment Restriction: If the shareholders of a Fund (other than Cash Management, Municipal Bond and Municipal High Income) approve this sub-proposal 3.2, that Fund's current fundamental restriction regarding diversification of its investments would be amended to provide that the Fund may not:

     With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

     Cash Management, Municipal Bond and Municipal High Income currently have fundamental investment restrictions prohibiting the purchase of voting securities of any issuer, therefore, if the shareholders of each of those Funds approve this sub-proposal 3.2, that Fund's current fundamental restriction regarding diversification of its investments would be amended to provide that the Fund may not:

     With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

3.3  Elimination of Fundamental Restriction Regarding Unseasoned Issuers

     Funds to which this change applies: Accumulative Fund, Bond Fund, High Income, Income Fund, Municipal Bond, New Concepts and Science and Technology.

     Discussion: Companies with less than three years of continuous operation are typically referred to as "unseasoned issuers." The purpose of the fundamental restriction on investments in unseasoned issuers was to comply with state securities laws and/or regulations and limit the risks associated with investing in companies that have no proven long-term track record in business and whose prospects are uncertain. Because of the enactment of the NSMIA, the Funds need not comply with state blue sky laws involving investment restrictions. If the shareholders of a Fund approve the elimination of its current fundamental restriction regarding unseasoned issuers, each Fund (other than High Income, New Concepts and Science and Technology) intends to implement the operating policy described below regarding investing in unseasoned issuers; therefore, this Proposal likely will not change the way in which the Fund is currently managed. It will, however, clarify that each Fund's restriction on investing in unseasoned issuers is applicable only to issuers that are not U.S., state or local governments or their respective agencies and instrumentalities, or are not special purpose entities or whose securities are not guaranteed by entities with a record of more than three years' continuous operation, including that of predecessors.

     New Non-Fundamental, Operating Policy: If this sub-proposal 3.3 is adopted by the shareholders of a Fund, each Fund, other than High Income, New Concepts and Science and Technology, will eliminate its current fundamental restriction and intends to implement the following operating policy, which could be changed by the Board of Directors of each Fund without approval of that Fund's shareholders. This new operating policy would provide that each Fund, other than High Income, New Concepts and Science and Technology, does not:

     [C]urrently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

     With respect to each of High Income, New Concepts and Science and Technology, if this sub-proposal 3.3 is approved, the limitation on investments in the securities of unseasoned issuers will be eliminated and will not be replaced by the operating policy stated above. High Income seeks a high level of current income, as a primary goal, and capital growth, as a secondary goal, when consistent with its primary goal. High Income invests primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, many of which may be issued by newer or unseasoned companies. New Concepts seeks growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies that are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. Science and Technology seeks long-term capital growth by concentrating its investments in science and technology securities. Many of the securities in which Science and Technology may wish to invest are also issued by new or unseasoned companies. Therefore, WRIMCO believes that eliminating this policy will provide these Funds with greater flexibility in attempting to meet their stated goals.

3.4  Elimination of Fundamental Restriction Regarding Repurchase Transactions

     Fund to which this change applies: Municipal Bond.

     Discussion: Municipal Bond has a fundamental investment restriction that prohibits it from engaging in repurchase transactions. WRIMCO believes that the Fund would benefit from having the flexibility to enter into repurchase agreements, which are commonly used by mutual funds for the short-term investment of cash. In general, a repurchase agreement is an arrangement under which the Fund would buy a security and the seller would simultaneously agree to repurchase the security at a specified time and price that reflects a market rate of interest. For certain purposes, a repurchase agreement is viewed as a loan by a fund that is collateralized by the security which is the subject of the transaction.

     If sub-proposal 3.4 is approved by the shareholders of Municipal Bond, the Fund will eliminate its current restriction prohibiting its use of repurchase arrangements. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is, and during the entire term of the agreement will remain, at least equal to the value of the loan, including the accrued interest earned thereon. To reduce the risk of loss if the selling party were to default on its obligation to repurchase and the value of the underlying security declined, the Fund will enter into repurchase agreements only with those entities such as the Fund's custodian bank and recognized securities dealers approved by WRIMCO on the basis of criteria established by the Board of Directors, and WRIMCO will monitor the market value of the underlying security during the term of the agreement.

     Repurchase agreements will generate taxable income to the Fund and will accordingly be subject to the Fund's current limit on taxable income. Repurchase agreements not terminable within seven days will be considered illiquid and subject to the Fund's limit on illiquid investments.

3.5 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: Approval of this sub-proposal 3.5 by the shareholders of a Fund would eliminate and/or modify that Fund's fundamental investment restrictions, as follows. To the extent applicable to a Fund, the Fund's fundamental restrictions:

     (a) regarding investments in commodities and commodity contracts would be modified;

     (b) requiring that the Fund only buy and sell derivative instruments on securities in which the Fund may invest would be eliminated;

     (c) regarding the specific types and amounts of derivative instruments in which the Fund may invest would be eliminated;

     (d) regarding the percentage of the Fund's assets that can be invested in covered calls would be eliminated;

     (e) requiring that the options and futures contracts purchased and sold by the Fund be listed on a domestic or national securities or commodities exchange or quoted on Nasdaq would be eliminated;

     (f) requiring that all call options written by the Fund be covered would be eliminated;

     (g) requiring that options on stock indices, futures contracts and options on futures contracts be for non-speculative purposes only would be eliminated;

     (h) limiting the amount committed to the consummation of forward currency contracts to 15% of the value of the Fund's assets would be eliminated;

     (i) providing that the Fund may not enter into forward currency contracts or maintain a net exposure to such contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency would be eliminated; and

     (j) limiting the Fund's ability to enter into forward currency contracts solely in connection with the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. dollar price of the security would be eliminated.

     If this sub-proposal 3.5 is adopted by the shareholders of a Fund, that Fund intends to implement a non-fundamental, operating policy, which could be changed by the Board of Directors of the Fund without the approval of shareholders of the Fund, regarding investment in derivative instruments for that Fund, as described below.

     In addition, with respect to Gold & Government only, the fundamental restrictions (a) prohibiting its investment in mineral related programs and leases and (b) limiting its investment in gold, silver and platinum to no more than 25% of its total assets would also be eliminated.

     The primary purpose of this sub-proposal 3.5 is to authorize each Fund to engage in certain transactions in options, futures contracts, and other derivative instruments, which will provide the Fund greater flexibility in the management of its investments. In addition, Gold & Government would be permitted to invest in minerals-related programs and leases, which is currently prohibited by its fundamental restrictions. WRIMCO believes that it is desirable for the Funds to be able to engage in options, futures contracts and other derivative instruments in order to enhance income or yield to hedge portfolio positions, as may be permitted under applicable law and regulations and in a manner that is consistent with that Fund's goal and investment policies.

     Proposed Fundamental Investment Restriction and New Non-Fundamental, Operating Policy: The fundamental investment restrictions for each Fund (other than Asset Strategy, Gold & Government and Government Securities) governing options, commodities, futures contracts and other derivative instruments are proposed to be revised (and, where a Fund currently has more than one restriction affecting these derivatives, proposed to be consolidated and revised) to provide as follows:

     The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restriction for Asset Strategy governing commodities is proposed to be revised to provide as follows:

     The Fund may not purchase or sell physical commodities, except that the Fund may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restrictions for Gold & Government governing options, commodities, futures contracts and other derivative instruments are proposed to be revised to eliminate any restrictions on that Fund's use of options, futures contracts, forward contracts, swaps, caps, collars and floors and otherwise to provide that the Fund may not:

     Purchase or sell physical commodities, except that (a) it may invest in gold, silver and platinum, (b) it may invest in minerals-related programs and leases, and (c) this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

     The fundamental investment restrictions for Government Securities governing options, commodities, futures contracts and other derivative instruments are proposed to be revised (and coordinated with its current restriction limiting the Fund's investments to U.S. Government Securities) to provide that the Fund may not:

     Purchase or sell any securities or physical commodities other than U.S. Government Securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. Government Security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments if the return on, or value of, the financial instrument is based on the return on, or value of, U.S. Government Securities.

     If the shareholders of a Fund (other than Government Securities) approve the elimination and/or modification of its fundamental restriction(s) as proposed, that Fund intends to implement a non-fundamental, operating policy that provides that:

     Generally, the Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities). However, the Fund will only purchase or sell a particular derivative instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Fund is authorized to invest in foreign securities.

     In addition, if the shareholders of Gold & Government approve the elimination and modification of its fundamental restrictions as proposed, that Fund intends also to implement a non-fundamental, operating policy limiting its investment in gold, silver and platinum to 25% of its total assets.

3.6 Elimination of Fundamental Restrictions Regarding Mortgaging or Pledging Securities

     Funds to which this change applies: All Funds, except Asset Strategy, Cash Management, Government Securities, Municipal Bond and New Concepts.

     Discussion: The primary purpose of this sub-proposal 3.6 is to permit the Funds to mortgage or pledge their respective securities or other assets under certain circumstances. If sub-proposal 3.6 is approved by the shareholders of a Fund, that Fund intends to implement a non-fundamental, operating policy that would prohibit the pledging of assets in connection with borrowings and would make clear that assets deposited or segregated in connection with transactions in options, futures contracts, forward contracts, swaps and other derivative instruments are not subject to the restriction.

     New Non-Fundamental, Operating Policy: If this sub-proposal 3.6 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental investment restriction regarding mortgaging or pledging securities or other assets and will implement the following non-fundamental, operating policy, which could be changed by the Board of Directors of the Fund without the approval of the shareholders of that Fund. The non-fundamental, operating policy would provide that the Fund may not:

     Pledge its assets in connection with any permitted borrowings. However, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.7 Modification of Fundamental Restriction Regarding Margin Purchases of Securities

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with the broker as collateral to secure the loan. Pursuant to its current fundamental restriction(s), each Fund is prohibited from purchasing securities on margin. With some exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable rules and policies adopted by the SEC. If this sub-proposal 3.7 is approved by the shareholders of a Fund, the Fund intends to implement a revised fundamental investment restriction (set forth below) that permits the Fund to purchase securities on margin under certain circumstances and makes clear that short-term credits necessary for the clearance of transactions and margin payments and other deposits made in connection with options, futures contracts, forward contracts, swaps and other derivative instruments are not considered purchasing securities on margin.

     Proposed Fundamental Investment Restriction: Each Fund's fundamental investment restriction is proposed to be revised to prohibit margin purchases except under conditions permitted by applicable SEC rules and would clarify that the Fund may make margin payments in connection with options, futures contracts and other financial instruments. The proposed fundamental investment restriction would provide that each Fund may not:

     Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and that the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.8  Modification of Fundamental Restriction Regarding Short Sales of Securities

     Funds to which this change applies:  All Funds, except Cash Management.

     Discussion: In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options or convertible bonds.

     The fundamental restriction, as it is proposed to be modified, would permit the Fund to engage in short sales of securities against the box. In addition, the revised fundamental restriction would clarify that options, futures contracts, swaps, forward contracts and other financial instruments are not considered short sales.

     Proposed Fundamental Investment Restriction: Each Fund's fundamental investment restriction on short selling is proposed to be revised to provide that a Fund may not:

     Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short); however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

3.9  Elimination of Fundamental Restriction Regarding Foreign Currencies

     Funds to which this change applies: Gold & Government, International Growth and New Concepts.

     Discussion: If this sub-proposal 3.9 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may only hold foreign currency in connection with forward contracts for up to four business days, and/or in connection with the purchase or sale of foreign securities. The Fund intends instead to operate in accordance with the fundamental restriction and operating policy as proposed in sub-proposal 3.5 above.

3.10 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights

     Funds to which this change applies: Accumulative Fund, Bond Fund, Continental Income, High Income, High Income II, Income Fund, International Growth, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: If this sub-proposal 3.10 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction regarding investment in warrants and rights. Each Fund will then have the ability to invest in warrants and rights without a percentage limitation. Each Fund intends, however, to operate in accordance with the proposed fundamental restriction and new non-fundamental, operating policy as proposed in sub-proposal 3.5 above.

3.11  Elimination of Fundamental Restriction Regarding Purchasing Call
      Options

     Funds to which this change applies: International Growth, New Concepts, Retirement Shares and Vanguard.

     Discussion: If this sub-proposal 3.11 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may purchase calls only to close out its position in a call that that Fund has written. The Fund intends to operate in accordance with the fundamental restriction and operating policy as proposed in sub-proposal 3.5 above.

3.12 Elimination of Fundamental Restrictions Regarding Arbitrage Transactions

     Funds to which this change applies: Accumulative Fund, Bond Fund, Continental Income, Gold & Government, Government Securities, High Income, High Income II, Income Fund, International Growth, Municipal Bond, Municipal High Income, New Concepts, Retirement Shares, Science and Technology and Vanguard.

     Discussion: If this sub-proposal 3.12 is approved by the shareholders of a Fund, that Fund will eliminate its current fundamental restriction that provides that the Fund may not engage in arbitrage transactions. The Fund intends to operate in accordance with the proposed fundamental restriction and new non-fundamental, operating policy as proposed in sub-proposal 3.5 above.

3.13 Elimination of Fundamental Restriction Regarding Indexed Securities

     Fund to which this change applies:  Government Securities.

     Discussion: If this sub-proposal 3.13 is approved by the shareholders of Government Securities, that Fund will eliminate its current fundamental restriction that provides that the Fund may invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and intends to replace the fundamental policy with a non-fundamental, operating policy to the same effect. In addition, the Fund intends to operate in accordance with the proposed fundamental restriction and new, non-fundamental operating policy set forth in sub-proposal 3.5 above.

3.14 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons

     Funds to which this change applies:  All Funds, except Government
Securities.

     Discussion: Each Fund (other than Government Securities) currently has a fundamental investment restriction that prohibits it from purchasing or holding the securities of an issuer if the officers and directors of the Fund and/or WRIMCO who beneficially own more than 1/2 of 1% of the securities of that issuer together own beneficially more than 5% of the securities of that issuer. This restriction was originally adopted to address state securities law requirements in connection with the registration of Fund shares for sale in that state. Since the effectiveness of NSMIA, these state restrictions no longer apply.

     WRIMCO believes that this fundamental investment restriction should be eliminated. Although this restriction has not precluded Fund investments in the past, elimination of the restriction will potentially increase WRIMCO's flexibility when selecting investments for a Fund in the future. The ability of a Fund to invest in companies in which its Directors and officers, or its affiliates and their directors and officers, hold interests would continue to be restricted by the 1940 Act, whether or not the current fundamental investment restriction is eliminated.

3.15 Modification of Fundamental Policy Regarding Loans

     Funds to which this change applies:  All Funds.

     Discussion: Each of these Funds currently has a fundamental investment restriction that, in general, prohibits the Fund from making loans. Certain of these restrictions expressly exclude from the prohibition debt securities that "have been sold to the public," as well as "other obligations customarily acquired by institutional investors." For Asset Strategy, this exception applies to "a portion of an issue of debt securities." For Cash Management, Government Securities, Municipal Bond and Municipal High Income, the exception refers to the types of securities that the Fund is permitted to purchase or in which the Fund may otherwise invest.

     To eliminate any ambiguity or potential disparity in interpretation of the scope of these exceptions, each Fund's fundamental restriction regarding its ability to make loans is proposed to be modified to make clear that the Fund may buy "debt securities and other obligations consistent with its goal and its other investment policies and restrictions."

     Required Vote. Approval of each of the numbered changes contemplated by Proposal 3 with respect to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

     If one or more of the numbered changes contemplated by Proposal 3 is not approved by shareholders of that Fund, the related existing fundamental restriction(s) of the Fund will continue in effect for that Fund, but disapproval of all or part of Proposal 3 by the shareholders of one Fund will not affect any approvals of Proposal 3 that are obtained with respect to any other Fund.

THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR PROPOSALS 3.1 THROUGH 3.15,
                                   INCLUSIVE.

                       PROPOSAL 4: APPROVAL OF CHANGE TO
                             GOAL OF ASSET STRATEGY

     Relevant Company:  Asset Strategy.

     Discussion: Proposal 4 is to approve the recommendation of WRIMCO and the Board of Directors of Asset Strategy to change the Fund's goal from seeking "high total return with reduced risk over the long term" to "high total return over the long term."

     Under the Fund's current investment policy, which is non-fundamental and by which the Fund seeks to achieve its goal, the Fund's assets are allocated among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable rate preferred stocks). The short-term class includes all types of short-term instruments with remaining maturities of three years or less.

     WRIMCO has the ability to allocate the Fund's assets among these classes within specified ranges. The Fund's mix indicates the benchmark for its combination of investments in each class over time. WRIMCO may change the mix within the specified ranges from time to time. Under normal circumstances, a single reallocation will not involve more than 10% of the Fund's total assets. The range and approximate percentage of the mix for each asset class are shown below.

          Mix                 Range
          ---------           ------
          Stock class         10-60%
          40%
          Bond class          20-60%
          40%
          Short-term class     0-70%
          20%

     WRIMCO believes that it is desirable to modify the specified range and mix for each asset class and that the Fund's goal, as it is proposed to be modified, would be more consistent with the desired range and mix than the current goal. In particular, if this Proposal 4 is approved by the shareholders of Asset Strategy, the Fund intends to (i) eliminate the operating policy regarding the 10% reallocation, and (ii) revise the specified ranges and mix as follows:

          Mix                      Range
          ---------                ------
          Stock class              0-100%
          70%
          Bond class               0-100%
          25%
          Short-term class         0-100%
          5%

     WRIMCO seeks to balance the investment risks undertaken by the Fund against the higher total returns that may be available by reducing exposure to the stock market during down cycles and allowing a higher allocation in the stock class during periods of strongly positive market performance. The Fund has the ability to take a more defensive posture by increasing its holdings in the bond or short-term class when WRIMCO believes that there exists a potential bear market, prolonged downturn in stock prices or significant loss in value.

     The proposed change to the Fund's goal does not reflect any current or contemplated change to any other investment policies of the Fund other than those described above, and it is not intended to reflect any change in the level of risk associated with an investment in the Fund. If the Proposal is not approved, the goal will remain unchanged.

     Required Vote: Approval of this Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

       THE BOARD OF DIRECTORS OF ASSET STRATEGY RECOMMENDS THAT YOU VOTE
                                FOR PROPOSAL 4.

                   PROPOSAL 5: APPROVAL OF CHANGE TO GOAL OF
                     INCOME FUND BY ADDING A SECONDARY GOAL

     Relevant Fund:  Income Fund.

     Discussion: Proposal 5 is to approve the recommendation of WRIMCO and the Board of Directors of United Funds, Inc. to change Income Fund's goal from "The Fund seeks to maintain current income, subject to market conditions" to "The Fund seeks, as a primary goal, to maintain current income, subject to market conditions. As a secondary goal, the Fund seeks capital growth."

     Income Fund currently invests primarily in common stocks, or securities convertible into common stocks, of companies that have the potential for capital growth or that may be expected to resist market decline. At least 65% of the Fund's total assets are invested, during normal market conditions, in income producing securities. WRIMCO believes that it would be desirable for the Fund, while maintaining its primary objective of providing current income, also to seek capital growth. Accordingly, if this Proposal 5 is approved by the shareholders of Income Fund, the Fund intends to revise this investment strategy to provide that Income Fund seeks to achieve these goals through investment in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation. If the Proposal is not approved, the goal will remain unchanged.

     Required Vote: Approval of this Proposal 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or (2) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF DIRECTORS OF UNITED FUNDS, INC. RECOMMENDS THAT YOU VOTE
                                FOR PROPOSAL 5.

PROPOSAL 6:  ELIMINATION OF FUNDAMENTAL RESTRICTION REGARDING REMAINING MATURITY
                                 OF SECURITIES

     Relevant Company: Cash Management.

     Discussion: The main purpose of this proposal is to conform the Fund's investment policy regarding the remaining maturity of securities to the applicable requirements of Rule 2a-7 (the "Rule") promulgated under the 1940 Act. The Rule defines the quality, maturity, and diversification criteria to be used by investment advisers in selecting investments for money market funds. To the extent that criteria specified in the Rule are narrower than the Fund's fundamental investment policies, WRIMCO observes the narrower criteria specified in the Rule. To the extent that criteria specified in the Rule are broader than the Fund's fundamental investment policies, WRIMCO observes the narrower criteria specified in the Fund's fundamental policies.

     The Rule is broader than the Fund's current fundamental restriction regarding the permissible remaining maturity of the Fund's portfolio securities. As a matter of fundamental policy, the Fund limits its investments to securities with remaining maturities of one year or less. Generally, the extended maturity limit of 397 days under the Rule accommodates money market funds, such as the Fund, that purchase securities on a when-issued or delayed-delivery basis and clarifies money market funds' ability to make commitments in connection with the remarketing of certain obligations, and permits the purchase of long-term bonds during the final 13 months of their maturity. Eliminating the Fund's fundamental policy limiting the remaining maturity to one year and replacing it with a less restrictive, non-fundamental policy (i.e., permitting remaining maturity of up to 397 days) will not materially change the way the Fund is currently managed.

     New Non-Fundamental, Operating Policy: If this proposal 6 is approved by the shareholders, the Fund will implement the following non-fundamental, operating policy:

     In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.

     If the Proposal is not approved, the policy will remain unchanged.

     Required Vote: Approval of this Proposal 6 requires the affirmative vote of a "majority of the outstanding voting securities" of Cash Management, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are so present or represented or
(2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS OF CASH MANAGEMENT RECOMMENDS THAT YOU VOTE FOR PROPOSAL
                                       6.

                             ADDITIONAL INFORMATION

     The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail, telephone or oral communications by representatives of each Fund, regular employees and sales representatives of Waddell & Reed, Inc., the principal underwriter of each Fund ("W&R"), W&R's affiliates, certain broker-dealers (who may be specifically compensated for such services), or by representatives of Management Information Services Corp., professional proxy solicitors, retained by the Funds who will be paid the following approximate fees for soliciting services set forth below. Each Fund will pay this firm for its share of the fees and out-of-pocket expenses for proxy solicitation. Each Fund will pay a portion of the costs of the Meeting, including the costs of solicitation, allocated on the basis of the number of shareholder accounts of each Fund.

                                                                 Soliciting Fees
                                                                    and Expenses
Fund                                                          (Approximate)

Asset Strategy                                                      $   160
Cash Management                                                       2,472
Continental Income                                                    1,536
United Funds, Inc.
  Income Fund                                                        11,824
  Bond Fund                                                           1,268
  Accumulative Fund                                                   2,754
  Science and Technology                                              4,162
Gold & Government                                                       291
Government Securities                                                   455
High Income                                                           1,904
High Income II                                                          948
International Growth                                                  4,127
Municipal Bond                                                        1,097
Municipal High Income                                                   570
New Concepts                                                          3,146
Retirement Shares                                                     1,810
Vanguard                                                              4,828

                        RECEIPT OF SHAREHOLDER PROPOSALS

     As a general matter, the Funds do not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund's shareholders should send such proposals to the Fund at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

                                 OTHER BUSINESS

     No Fund knows of any other business to be presented at the Meeting other than the matters set forth in this Proxy Statement. If any other matter or matters are properly presented for action at the Meeting, the proxy holders will vote the shares which the proxy cards entitle them to vote in accordance with their judgment on such matter or matters. By signing and returning your proxy card, you give the proxy holders discretionary authority as to any such matter or matters.

May 30, 1997                         By order of the Boards of Directors,



                                     Sharon K. Pappas, Secretary

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A--Number of Outstanding Shares of Each Fund...................A-1

Exhibit B--Beneficial Ownership of Greater than 5% of Fund Shares......B-1

Exhibit C--Fund Ownership of Nominees and Current Board Members........C-1

Exhibit D--Summary of Futures Contracts, Options, Forward..............D-1
           Contracts, Swaps, Caps, Collars, Floors and
           Indexed Securities

Exhibit E--Existing Fundamental Restrictions Proposed to...............E-1
           be Modified or Eliminated

                                                                       EXHIBIT A

NUMBER OF OUTSTANDING SHARES OF EACH FUND
                                                     Shares Outstanding
                                                          as of
Fund                                                    Record Date

Asset Strategy
  Class A                                               5,094,550
  Class Y                                                  53,562
Cash Management
  Class A                                             491,422,770
  Class B                                               7,876,087
Continental Income
  Class A                                              22,187,496
  Class Y                                                 273,656
Gold & Government
  Class A                                               3,123,657
  Class Y                                                  57,635
Government Securities
  Class A                                              24,612,301
  Class Y                                                 127,487
High Income
  Class A                                             106,743,891
  Class Y                                                 336,383
High Income II
  Class A                                              89,826,900
  Class Y                                                 349,051
International Growth
  Class A                                              92,205,817
  Class Y                                                 627,605
Municipal Bond
  Class A                                             134,301,885
  Class Y                                                       0
Municipal High Income
  Class A                                              78,439,223
  Class Y                                                       0
New Concepts
  Class A                                              37,013,416
  Class Y                                                 568,389
Retirement Shares
  Class A                                              77,623,199
  Class Y                                                 342,199
United Funds, Inc.
  Accumulative Fund
     Class A                                          163,436,206
     Class Y                                              348,783
  Bond Fund
     Class A                                           82,879,223
     Class Y                                              667,582
  Income Fund
     Class A                                          148,460,000
     Class Y                                            6,410,539
  Science and Technology Fund
     Class A                                           42,516,676
     Class Y                                              150,707
Vanguard
  Class A                                             166,013,585
  Class Y                                                 588,678

                                                                       EXHIBIT B

BENEFICIAL OWNERSHIP OF GREATER THAN 5% OF A FUND OR CLASS A OF A FUND

                                                       Number and Percentage
                                                   of Shares Beneficially Owned
Name and Address             Fund and Class Thereof              as of April 30,
1997


NONE

                                                                       EXHIBIT C
       FUND OWNERSHIP OF ANY CLASS OF NOMINEES AND CURRENT BOARD MEMBERS

                               No. of Shares Held
                                     as of
                                April 30, 19972

                                               United
                    United    United         Science and    United
                    Income  Accumulative     Technology      Bond
Name of Nominee      Fund       Fund            Fund         Fund
--------------      -----     -------        ---------      ------

Henry L. Bellmon     248         0             0            0

Dodds I. Buchanan    4,021       2,351         0            3,014

James M. Concannon   563         0             0            0

John A. Dillingham   0           0             0            0

Linda Graves         0           0             0            0

John F. Hayes        3,486       0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    27,579      0             0            0

Ronald K. Richey     0           0             0            0

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   223         0             0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           0             0            0

Frederick Vogel III  1,467       4,336         829          241

Paul S. Wise         1,850       0             278          0

All Directors and
  executive officers
  as a group*        47,992*     6,687*        5,106*       3,255*

*Less than 1% of the outstanding shares of the Fund


2 Unless otherwise stated, as of the date indicated, each Director had sole voting and investment power of shares owned.

                     United      United        United        United
                      Asset       Cash       Continental     Gold &
                    Strategy    Management     Income       Government
Name of Nominee     Fund, Inc.     Inc.      Fund, Inc.     Fund, Inc.
---------------     ---------    --------    ----------     ----------

Henry L. Bellmon     0           0             0            0

Dodds I. Buchanan    0           38,031        0            0

James M. Concannon   0           0             0            0

John A. Dillingham   0           0             0            0

Linda Graves         0           38,312        0            0

John F. Hayes        0           0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    0           9,672         0            0

Ronald K. Richey     0           1,130,678     0            0

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   0           0             0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           66,879        0            0

Frederick Vogel III  147         58,828        0            0

Paul S. Wise         0           15,382        0            0

All Directors and
  executive officers
  as a group*        147*        2,227,236*    0*           0*

*Less than 1% of the outstanding shares of the Fund

                      United     United        United        United
                    Government    High       High Income  International
                    Securities   Income      Fund II,        Growth
Name of Nominee     Fund, Inc.  Fund, Inc.      Inc.       Fund, Inc.
---------------     ---------   ---------    ---------    ------------

Henry L. Bellmon     0           0           0            0

Dodds I. Buchanan    0           7,681       0            0

James M. Concannon   0           0           0            0

John A. Dillingham   0           0           0            0

Linda Graves         4,986       0           0            0

John F. Hayes        0           0           0            0

Glendon E. Johnson   0           0           0            0

William T. Morgan    0           64,398      285,883      90,245

Ronald K. Richey     0           0           0            0

William L. Rogers    0           0           0            0

Frank J. Ross, Jr.   0           0           0            294

Eleanor B. Schwartz  0           0           0            0

Keith A. Tucker      0           0           0            645

Frederick Vogel III  14,169      0           0            0

Paul S. Wise         0           0           0            1,592


All Directors and
  executive officers
  as a group*        19,155*     72,079*     285,883*     122,893*

*Less than 1% of the outstanding shares of the Fund

                      United     United        United       United
                    Municipal   Municipal       New       Retirement
                      Bond     High Income    Concepts     Shares,
Name of Nominee     Fund, Inc.  Fund, Inc.    Fund, Inc.    Inc.
---------------     ---------  -----------    ----------   -------

Henry L. Bellmon     0           0             0            0

Dodds I. Buchanan    0           14,890        3,550        3,401

James M. Concannon   0           0             0            0

John A. Dillingham   0           0             813          0

Linda Graves         125,246     0             0            0

John F. Hayes        0           0             0            0

Glendon E. Johnson   0           0             0            0

William T. Morgan    0           181,108       0            0

Ronald K. Richey     0           0             0            2,336

William L. Rogers    0           0             0            0

Frank J. Ross, Jr.   0           451           0            0

Eleanor B. Schwartz  0           0             0            0

Keith A. Tucker      0           0             967          0

Frederick Vogel III  0           0             607          0

Paul S. Wise         0           0             1,390        0


All Directors and
  executive officers
  as a group*        139,743*    196,449*      199,780*     5,737*

*Less than 1% of the outstanding shares of the Fund

                       United
                      Vanguard
Name of Nominee      Fund, Inc.
---------------      ----------

Henry L. Bellmon     0

Dodds I. Buchanan    0

James M. Concannon   0

John A. Dillingham   0

Linda Graves         9,931

John F. Hayes        0

Glendon E. Johnson   0

William T. Morgan    0

Ronald K. Richey     0

William L. Rogers    0

Frank J. Ross, Jr.   0

Eleanor B. Schwartz  0

Keith A. Tucker      0

Frederick Vogel III  1,000

Paul S. Wise         0


All Directors and
  executive officers
  as a group*        20,574*

*Less than 1% of the outstanding shares of the Fund

                                                                       EXHIBIT D

SUMMARY OF FUTURES CONTRACTS, OPTIONS, FORWARD CONTRACTS, SWAPS, CAPS, COLLARS,
                         FLOORS AND INDEXED SECURITIES

Futures Contracts

     When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When the Fund sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Options on Futures Contracts

     When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund has written a call, it assumes a short futures position. If a Fund has written a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

Options on Securities, Currencies and Indices

     A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security or currency to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security or currency on or before a fixed date at a predetermined price. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.

Forward Contracts

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward contract agreed upon by the parties, at a price set at the time of the forward contract. These forward contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Swaps, Caps, Collars and Floors

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

Indexed Securities

     Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

Special Investments Considerations and Risks

     The use of options, futures contracts, options on futures contracts, forward currency contracts, swaps, caps, collars and floors, and the investment in indexed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction, (ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by WRIMCO concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by the Fund on options it purchases, and (viii) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Fund's portfolio diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. WRIMCO will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     WRIMCO may use derivative instruments for hedging purposes to adjust the risk characteristics of the Fund's portfolio of investments and may use these instruments to adjust the return characteristics of the Fund's portfolio of investments. The use of derivative instruments for speculative purposes can increase investment risk. If WRIMCO judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that the Fund has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, foreign currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest or foreign exchange rate movements or stock market movements or the time span within which the movements take place.

     Options and futures contracts may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

                                                                       EXHIBIT E

                EXISTING INVESTMENT RESTRICTIONS PROPOSED TO BE
                             MODIFIED OR ELIMINATED

                        United Asset Strategy Fund, Inc.

The Fund:

(i) May not sell securities short, provided that transactions in futures contracts, options and other financial instruments are not deemed to constitute short sales;

(ii) May not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts, options and other financial instruments;

(iii) May not borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

(iv) May not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling currencies, futures contracts, options, forward currency contracts or other financial instruments);

(v) May not purchase or retain the securities of an issuer if the officers and directors of the Fund and of Waddell & Reed Investment Management Company, the Fund's investment manager ("WRIMCO"), owning beneficially more than .5 of 1% of the securities of an issuer together own beneficially more than 5% of the securities of that issuer;

(vi) May not make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be lent to another party; (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; and (c) by engaging in repurchase agreements with respect to portfolio securities.

                          United Cash Management, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of the total value of its outstanding securities; or buy the securities (not including U.S. Government Obligations) of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry; U.S. Government Obligations and bank obligations and instruments are not included in this limit (but see "Foreign Obligations and Instruments");

(ii) May not engage in the underwriting of securities or invest in restricted securities, which are securities that are restricted as to disposition under the Federal securities laws, except commercial paper that is exempt from registration under Section 4(2) of the Securities Act of 1933;

(iii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own a certain percentage of the same securities; if any one of these individuals owns more than .5 of 1% of the shares of a company and if the individuals who own that much or more own 5% of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(iv) May not make loans other than certain limited types of loans described herein; the Fund can buy debt securities that it is permitted to purchase; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                      United Continental Income Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell futures contracts on broadly-based stock indices ("Stock Index Futures"), futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instruments permitted by its fundamental policies;

(iii) May not purchase warrants, which are rights to buy securities;

(iv) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 25% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets but may enter into escrow and collateral arrangements in connection with the use of options and futures. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(vii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(viii)May not lend money or other assets, other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                               United Funds, Inc.

Each of Bond Fund, Income Fund, Accumulative Fund and Science and Technology
      Fund:

(i) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, a Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies;

(ii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, United Bond Fund and United Science and Technology Fund do not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iii) May not buy a security if, as a result, it would own more than ten percent of the issuer's voting securities or any class of its securities, or if more than five percent of its total assets would be invested in securities of that issuer; United Income Fund, United Accumulative Fund and United Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

(iv) May not buy securities of companies less than three years old, that is, which have not been in continuous operation for at least three years, including the operation of predecessor companies; buy securities that do not have readily available market quotations, other than commercial paper;

(v) May not purchase warrants, except United Bond Fund may invest in warrants, valued at the lower of cost or market, up to 5% of the value of its net assets, which amount may include no more than 2% of its net assets in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

(vi) May not buy or continue to hold securities if the Corporation's Directors or officers or certain others own a certain percentage of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(vii) May not lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities that have been sold to the public; the Funds may buy other obligations customarily acquired by institutional investors; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

Additional Investment Restrictions of Bond Fund

(i) United Bond Fund may not buy commodities or commodity contracts; however, it may buy and sell any of the financial instruments it is permitted to by fundamental policy, whether or not any such financial instrument is considered to be a commodity or commodity contract;

(ii) United Bond Fund may not borrow money or mortgage or pledge any assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options;

(iii) United Bond Fund may write (i.e., sell) call options, but only if (i) the investments to which the call relates are either debt securities or Debt Futures; and (ii) either (a) the calls are covered, i.e., the Fund owns the related investments (or other investments acceptable for escrow arrangements) while the call is outstanding, or (b) the related investments are Debt Futures;

(iv) United Bond Fund may purchase calls but only if the related investments are either debt securities or Debt Futures;

(v) United Bond Fund may purchase put options but only if the investments to which the put relates are debt securities or Debt Futures. The Fund may purchase puts as to related investments it owns ("protective puts") or as to related investments it does not own ("nonprotective puts");

(vi) United Bond Fund may write (i.e., sell) puts but only if the related investments are debt securities or Debt Futures;

(vii) United Bond Fund may only purchase and sell Debt Futures.

Additional Investment Restrictions of Accumulative Fund, Income Fund and Science and Technology

(i) The Funds may not purchase or write puts, calls or combinations thereof; however call options may be written on securities if (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, a Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 25% of any one Fund's total assets would be subject to calls. In addition, the Funds may purchase calls and write and purchase put options on securities in which the Funds may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(ii) The Funds may not buy or sell commodities or commodities contracts except that each Fund may, for non-speculative purposes, buy or sell Stock Index Futures, Debt Futures and options on Stock Index Futures and Debt Futures;

(iii) The Funds may not borrow money or pledge any of their assets but may enter into escrow and collateral arrangements in connection with investment in options and futures contracts.

                      United Gold & Government Fund, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except, as stated in the Prospectus, the Fund intends to concentrate in gold and other minerals-related securities;

(ii) May not sell securities short or buy securities on margin, however, the Fund may make margin deposits in connection with Government Securities Futures contracts and options thereon; also, the Fund may not engage in arbitrage transactions;

(iii) May not engage in the underwriting of securities or invest in restricted securities, except up to 5% of total assets taken at the time of purchase may be invested in restricted foreign securities. Restricted securities are securities subject to legal or contractual restrictions on resale;

(iv) May not buy commodities except that it may invest up to 25% of its total assets in gold, silver and platinum and may buy put and call options and Government Securities Futures. Put and call options and Government Securities Futures may, for various purposes, be considered to be "commodities" or "securities" but the Fund may buy them whether they are "commodities" or "securities." The Fund may also not buy any minerals-related programs or leases;

(v) May purchase and write (sell) put and call options only on U.S. Government Securities (except that the Fund may write call options on securities whether or not they are U.S. Government Securities);

(vi) May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments acceptable for escrow arrangements);

(vii) May only purchase or write options if they are listed on a domestic securities or commodities exchange or quoted on the National Association of Securities Dealers Automated Quotations system ("Nasdaq"), except the Fund may purchase optional delivery standby commitments;

(viii)May only buy and sell futures contracts relating to U.S. Government Securities ("U.S. Government Securities Futures") and options thereon;

(ix)  May buy and sell only listed options on U.S. Government Securities
      Futures;

(x) May not have more than 15% of the value of its assets committed to the consummation of forward currency contracts;

(xi) Will not enter into forward currency contracts or maintain a net exposure to forward currency contracts where the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency;

(xii) May hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise;

(xiii)May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow deposits required by put and call transactions. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(xiv) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one-twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xv) May not make loans other than certain limited types of loans; the Fund can also buy debt securities that have been sold to the public; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "``Repurchase Agreements" above).

                    United Government Securities Fund, Inc.

The Fund:

(i) May not buy any securities or commodities other than U.S. Government Securities, put and call options and Government Securities Futures. Put and call options and Government Securities Futures may, for various purposes, be considered to be "commodities" or "securities" but the Fund may buy them whether they are "commodities" or "securities." The Fund may not buy any voting securities, any mineral related programs or leases or any shares of other investment companies;

(ii) May not sell securities short or buy securities on margin; however, the Fund may make margin deposits in connection with Government Securities Futures and options thereon; also, the Fund may not engage in arbitrage transactions;

(iii) May not borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its assets. Interest on borrowing would reduce the Fund's income. The Fund may, without violation of this restriction, make the escrow deposits required by its put and call activities;

(iv) May purchase and write put and call options (including optional delivery standby commitments) only on U.S. Government Securities;

(v) May buy and sell futures contracts but only those relating to U.S. Government Securities and options thereon and these options must be listed on a domestic securities or commodities exchange or quoted on Nasdaq;

(vi) Calls written by the Fund on U.S. Government Securities must be covered (i.e., the Fund must own the related investments or other investments acceptable for escrow arrangements);

(vii) May write puts only if they are listed on a domestic securities or commodities exchange or quoted on Nasdaq (National Association of Securities Dealers Automated Quotations system);

(viii)May invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(ix) May not lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities that have been sold to the public; the Funds may buy other obligations customarily acquired by institutional investors; they may also lend their portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

                         United High Income Fund, Inc.

The Fund:

(i) May not buy commodities or commodity contracts or invest in mineral related programs or leases; however, it may buy and sell any of the financial instruments that it may use as permitted by any other fundamental policy, whether or not any such financial instrument is considered to be a commodity or a commodity contract;

(ii) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities of that company; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(iii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions; however, the Fund may make margin deposits in connection with any of the financial instruments it may use as permitted by any of its other fundamental policies;

(iv) May not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities. The Fund will not purchase restricted securities if as a result of such purchase more than 10% of its net assets would be invested in such securities;

(v) May not hold securities unless they are securities of a company that has been in continuous operation for at least three years, including the operations of predecessor companies, or are securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. However, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets so invested;

(vi) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks, as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vii) May purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), futures contracts relating to debt securities and futures contracts on broadly-based stock indices and options thereon;

(viii)May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements);

(ix) May invest up to 5% of its net assets, valued at the lower of cost or market, in warrants;

(x) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xi) May not make loans other than certain limited types of loans; the Fund may buy debt securities which have been sold to the public; it may also buy other obligations customarily acquired by institutional investors; this can be considered to be making loans. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above).

                        United High Income Fund II, Inc.

The Fund:

(i) May not buy commodities or commodity contracts; however, it may buy and sell options and futures as permitted by any other fundamental policy, whether or not any such option or future is considered to be a commodity or a commodity contract;

(ii) May not buy the securities of a company if it would then own more than 10% of the voting securities or any class of securities of that company; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be invested in companies in that industry;

(iii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions; however, the Fund may make margin deposits in connection with any of the financial instruments it is permitted to buy or sell in accordance with any other fundamental policies;

(iv) May not engage in the underwriting of securities, except to the extent it may be deemed to be an underwriter in connection with the sale of restricted securities; however, the Fund will not purchase restricted securities if as a result of such purchase more than 10% of its assets would be invested in such securities;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May purchase and write (sell) put and call options only on debt securities, common stocks, broadly-based stock indices (i.e., include stocks that are not limited to issuers in any particular industry or similar industries), futures contracts relating to debt securities and futures contracts on broadly-based stock indices and options thereon;

(vii) May write calls on securities only if the calls are covered calls (i.e., the Fund must own the related investments or other investments suitable for escrow arrangements);

(viii)May invest up to 5% of its net assets, valued at the lower of cost or market, in warrants;

(ix) May not buy or continue to hold securities of a company if the Fund's Directors or officers or certain others who own more than .5 of 1% of the shares of that company own in the aggregate more than 5% of the shares of that company;

(x) May not make loans other than certain limited types of loans; the Fund may buy debt securities which have been sold to the public; it may also buy other obligations customarily acquired by institutional investors; this can be considered to be making loans. The Fund may also enter into repurchase agreements (see "Repurchase Agreements" above) and lend its securities (see "Lending Securities" above).

                     United International Growth Fund, Inc.

The Fund:

(i) May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(ii) May not sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

(iii) May not engage in the underwriting of securities or invest in restricted securities, except restricted foreign securities. However, the Fund will not purchase restricted securities if as a result of such purchase more than 5% of its total assets would consist of restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale;

(iv) May not purchase calls, which are rights to buy securities, or purchase puts, which are rights to sell securities. The Fund also may not write (i.e., sell) any puts or calls or combinations of the two except that it may write certain covered call options and purchase calls to close out its position in a call which it has written;

(v) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets; this does not prohibit the escrow arrangements contemplated by the writing of covered call options. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vi) May not buy commodities or commodity contracts other than forward currency contracts and foreign currency;

(vii) May write listed, covered calls on securities (i.e., the Fund must own the securities that are subject to the call or have the right to acquire them without additional payment) if, when a call is written, not more than 10% of the Fund's total assets would be subject to calls;

(viii)May enter into forward currency contracts provided that it does not have more than 15% of the value of its assets committed to the consummation of all such contracts;

(ix) Will not enter into forward currency contracts or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency;

(x) May hold foreign currency only in connection with forward currency contracts, only up to four business days, as well as in connection with the purchase or sale of foreign securities, but not otherwise;

(xi) May purchase warrants and rights to purchase securities only if, as a result of such purchase, no more than 5% of its total assets would consist of warrants, rights or a combination thereof;

(xii) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xiii)May not make loans other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                        United Municipal Bond Fund, Inc.

The Fund:

(i) May not make any investments other than in the municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus. Further, such municipal bonds and taxable obligations are subject to the percentage limitations and the quality restrictions described in the Prospectus. Thus, the Fund may not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), any real estate or interests in real estate investment trusts or any investment company securities. Also, the Fund may not engage in repurchase transactions;

(ii) May not invest in securities on which the payment of principal and interest is the obligation of any nongovernmental entity (i.e., a company) unless the company obligated to make these payments has been in continuous operation for at least three years. This three-year period includes the operation of predecessor companies. However, the Fund may buy securities not meeting this test if it does not then have more than 5% of its total assets in these other securities;

(iii) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with the options, futures contracts and other financial instruments described in the Prospectus; also, the Fund may enter into escrow and collateral arrangements in connection with its use of options and futures contracts;

(iv) May not engage in the underwriting of securities, that is, the selling of securities for others. Also, it may not invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons or because a promise has been given establishing conditions for their sale;

(v) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer";

(vi) May purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and may only buy and sell futures contracts relating to domestic debt securities, futures contracts relating to municipal bond indices and options on futures relating to domestic debt securities;

(vii) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

(viii)May not lend money or other assets; it may, of course, purchase all or a portion of an issue of the municipal bonds or taxable obligations in which it invests.

                    United Municipal High Income Fund, Inc.

The Fund:

(i) May not make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

(ii) May not purchase any voting securities, any commodities or commodity contracts (except that it may buy and sell the options, futures contracts and other financial instruments described in the Prospectus whether or not any of them is considered to be a commodity or a commodity contract), or any real estate or interests in real estate investment trusts;

(iii) May not borrow money or pledge any of its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets (this does not prohibit the escrow and collateral arrangements contemplated in connection with investment in options and futures contracts);

(iv) May not sell short, buy on margin, engage in arbitrage transactions or participate on a joint, or a joint and several, basis in any trading account in securities; however, it may make margin deposits in connection with options and futures contracts;

(v) May not purchase the securities of any "issuer" if more than 5% of the Fund's total assets, taken at market, would then be invested in that "issuer";

(vi) May purchase and write (sell) put and call options only on domestic debt securities and municipal bond indices, and may only buy and sell futures contracts relating to domestic debt securities ("Debt Futures"), futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and options on Debt Futures;

(vii) May not buy or continue to hold securities if any one of the Fund's Directors or officers or certain others own more than .5 of 1% of the securities of an issuer and if the persons who own that much or more own 5% of that issuer's securities;

(viii)May not lend money or other assets (neither purchasing the securities in which the Fund may invest or engaging in repurchase agreements is considered "lending").

                         United New Concepts Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell futures contracts on broadly-based stock indices ("Stock Index Futures"), futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures; the Fund may enter into the forward foreign currency exchange contracts discussed above;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies. Also, the Fund may enter into escrow and collateral arrangements in connection with its use of options and futures;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv) May purchase securities of foreign issuers only if not more than 10% of the Fund's assets (including the foreign currency exchange contracts described below) are invested in foreign securities and only if such securities are (i) listed or admitted to trading on a domestic or foreign securities exchange, (ii) represented by American Depositary Receipts (dollar denominated receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the U.S. over-the-counter market, or (iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof;

(v) May not hold foreign currency except in connection with the purchase or sale of foreign securities;

(vi) May purchase warrants if, as a result of such purchase, no more than 5% of its assets would consist of warrants (other than those that have been acquired in units or attached to other securities), and of which no more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange;

(vii) May not purchase or write puts, calls or combinations thereof on securities; however, call options ("calls") may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and
      (iii) when any such call is written, not more than 25% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options ("puts") on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(viii)May not buy the securities of any company if it would then own more than 10% of its voting securities or any class of its securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(ix) May, for non-speculative purposes, buy and sell futures contracts on debt securities ("Debt Futures"), and Stock Index Futures and options on Debt Futures and Stock Index Futures;

(x) May enter into forward currency contracts solely in connection with the purchase or sale of a security denominated in a foreign currency when it is desirable to "lock in" the U.S. dollar price of the security;

(xi) May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(xii) May not invest more than 5% of its assets in companies, including predecessors, with less than three years continuous operation;

(xiii)May not lend money or other assets, other than certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                         United Retirement Shares, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts except that it may, for non-speculative purposes, buy or sell Stock Index Futures, futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instrument permitted by its fundamental policies;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv)  May not purchase warrants;

(v) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written, not more than 50% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indices;

(vi) May not borrow for investment purposes, that is, to purchase securities or mortgage or pledge any of its assets but may enter into escrow and collateral arrangements in connection with the use of options and futures. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 5% of its total assets;

(vii) May not buy the securities of any company if it would then own more than 10% of the voting securities or any class of the securities; or buy the securities of any company if more than 5% of the Fund's total assets (valued at market value) would then be invested in that company; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry;

(viii)May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(ix) May not lend money or other assets, other than through certain limited types of loans described herein; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above).

                           United Vanguard Fund, Inc.

The Fund:

(i) May not buy or sell commodities or commodity contracts, except that it may, for non-speculative purposes, buy or sell Stock Index Futures, futures contracts on debt securities ("Debt Futures") and options on Stock Index Futures and Debt Futures;

(ii) May not sell securities short, buy securities on margin or engage in arbitrage transactions; however, the Fund may make margin deposits in connection with its use of any financial instruments permitted by its fundamental policies;

(iii) May not engage in the underwriting of securities, that is, the selling of securities for others; also, the Fund does not invest in restricted securities; restricted securities are securities that cannot freely be sold for legal reasons;

(iv) May not invest more than 2% of its net assets valued at the lower of cost or market in warrants. Warrants acquired in units or attached to other securities are not considered for purposes of computing the 2% limitation;

(v) May not purchase or write puts, calls or combinations thereof; however call options may be written on securities if: (i) such calls are listed on a domestic securities exchange; (ii) when any such call is written and at all times prior to a closing purchase transaction as to such call, or its lapse or exercise, the Fund owns the securities that are subject to the call or has the right to acquire such securities without the payment of further consideration; and (iii) when any such call is written not more than 10% of the Fund's total assets would be subject to calls; calls may be purchased to effect a closing purchase transaction as to any call written in accordance with the foregoing. In addition, the Fund may purchase calls and write and purchase put options on securities in which the Fund may invest and may, for non-speculative purposes, write and purchase options on broadly-based stock indexes;

(vi) May not borrow money or mortgage or pledge any of its assets; but may enter into escrow and collateral arrangements in connection with the use of options and futures;

(vii) May not buy a security if, as a result, it would own more than 10% of the issuer's voting securities, or if more than 5% of its total assets would be invested in securities of that issuer, or if more than 25% of its assets would then be in securities of companies in any one industry;

(viii)May not buy or continue to hold securities if the Fund's Directors or officers or certain others own too much of the same securities; if any one of these people owns more than one- two-hundredths (i.e., .5 of 1%) of the shares of a company and if the people who own that much or more own one-twentieth (i.e., 5%) of that company's shares, the Fund cannot buy that company's shares or continue to own them;

(ix) May not lend money or other assets, other than through certain limited types of loans; the Fund can buy debt securities that have been sold to the public; it can buy other obligations customarily acquired by institutional investors; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above).

UNITED ASSET STRATEGY FUND, INC., Class Y Shares
UNITED CASH MANAGEMENT, INC., Class B Shares
UNITED CONTINENTAL INCOME FUND, INC., Class Y Shares
UNITED FUNDS, INC., Class Y Shares
UNITED GOLD & GOVERNMENT FUND, INC., Class Y Shares
UNITED GOVERNMENT SECURITIES FUND, INC., Class Y Shares
UNITED HIGH INCOME FUND, INC., Class Y Shares
UNITED HIGH INCOME FUND II, INC., Class Y Shares
UNITED INTERNATIONAL GROWTH FUND, INC., Class Y Shares
UNITED MUNICIPAL BOND FUND, INC., Class Y Shares
UNITED MUNICIPAL HIGH INCOME FUND, INC., Class Y Shares
UNITED NEW CONCEPTS FUND, INC., Class Y Shares
UNITED RETIREMENT SHARES, INC., Class Y Shares
UNITED VANGUARD FUND, INC., Class Y Shares

THIS PROXY/AUTHORIZATION AND DIRECTION OF EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.

IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED "FOR" THAT PROPOSAL.

              NOTE:  YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED.

    Please fold and detach card at perforation.  Return bottom portion only.

                   Please vote by filling in the boxes below.

1.For each Fund:  To elect as Directors
  H. Bellmon; D. Buchanan; J. Concannon; J. Dillingham; L. Graves; J. Hayes;
  G. Johnson; W. Morgan; R. Richey; W. Rogers; F. Ross; E. Schwartz; K. Tucker;
  F. Vogel; P. Wise

/ / FOR ALL
/ / WITHHOLD ALL

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

________________________________________________________________________

2.For each Fund:  To ratify the                   FOR  AGAINST   ABSTAIN
  selection of Deloitte & Touche LLP         / /    / /       / /
  as the Fund's independent
  accountants for its current fiscal year

3.For each Fund:  To approve                      FOR    AGAINST   ABSTAIN
  changes to certain of its                       ALL*     ALL       ALL
  fundamental investment policies                 / /      / /       / /
  and restrictions

      3.1 Restricted Securities
      3.2 Diversification of Assets
      3.3 Unseasoned Issuers
      3.4 Repurchase Transactions
      3.5 Options, Commodities and Futures
      3.6 Pledging
      3.7 Margin Purchases
      3.8 Short Sales
      3.9 Foreign Currencies
     3.10 Warrants and Rights
     3.11 Purchasing Call Options
     3.12 Arbitrage Transactions
     3.13 Indexed Securities
     3.14 Securities Owned by Certain Persons
     3.15 Loans

     To vote against or abstain with respect to a particular proposed change, refer to the proxy statement for the changes applicable to the Fund and write the number of the sub-proposal on the line below.
     _____________________________________________________________________



4 For United Asset Strategy Fund, Inc.:           FOR  AGAINST   ABSTAIN
  To approve a change in the Fund's goal         / /    / /       / /

5 For United Funds, Inc. United Income            FOR  AGAINST   ABSTAIN
  Fund:  To approve a change in the              / /    / /       / /
  Fund's goal

6 For United Cash Management, Inc.:               FOR  AGAINST   ABSTAIN
  to modify the Fund's fundamental               / /    / /       / /
  policy regarding portfolio maturity

                            YOUR VOTE IS IMPORTANT!

      To avoid the expense of adjourning the meeting to a subsequent date, please sign, date and return all proxies received in
                        the enclosed post-paid envelope.

    Please fold and detach card at perforation.  Return bottom portion only.


                             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith A. Tucker and Sharon K. Pappas, or either of them (or their substitutes), as attorneys and proxies of the undersigned, with full power of substitution to represent and vote all of the shares of the Fund in which the undersigned owns shares and which are entitled to be voted at the Special Meeting of Shareholders of the Fund to be held July 24, 1997, at 2:00 p.m., local time, at 6300 Lamar Avenue, Overland Park, Kansas 66202, and any adjournment(s) thereof, and revoking all proxies heretofore given, as designated on the reverse side of this card. As to any other matter that may properly come before the meeting, the attorneys and proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date. Receipt of the Proxy Statement is hereby acknowledged.

                         Dated:  ___________________________________, 1997

                                    PLEASE SIGN IN BOX BELOW

                         Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign, but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such.
                         If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

                         ________________________________________________
                         /                                              /
                         /                                              /
                         /                                              /
                         ________________________________________________

                         Signature(s), Title(s), if applicable